As filed with the Securities and Exchange Commission on June 3, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21833

RMK Multi-Sector High Income Fund, Inc.

(Exact name of Registrant as specified in charter)

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Address of principal executive offices) (Zip code)

Charles D. Maxwell

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Donald W. Smith, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, DC 20006

Date of fiscal year end: March 31, 2008

Date of reporting period: March 31, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders of RMK Multi-Sector High Income Fund, Inc. (the “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report

March 31, 2008

RMK

Advantage Income Fund, Inc.
High Income Fund, Inc.
Multi-Sector High Income Fund, Inc.
Strategic Income Fund, Inc.

There is no assurance that the Funds will achieve their investment objectives. The Funds are subject to market risk, which include the possibilities that the market values of the securities owned by the Funds will decline or that the shares of the Funds will trade at lower prices in the market. Accordingly, you can lose money investing in the Funds.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

i

LETTER TO STOCKHOLDERS

Dear Fellow Stockholders,

We are pleased to present the enclosed combined annual report for RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the fiscal year ended March 31, 2008. The portfolio manager will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s audited financial statements and portfolio of investments as of March 31, 2008.

Over the past year, we have seen the bond market come under considerable pressure as investors shunned one type of investment after another. At first, investors sold subprime debt and it appeared that this was a problem relating exclusively to the housing slow-down and marginal borrowers. As the summer of 2007 advanced, investors turned their backs on other types of bonds as well, including bonds unrelated to housing and unrelated to marginal borrowers. Bond prices dropped substantially and consequently, so did the value of our Funds. During the second half of 2007, the bond markets for all but government bonds ground to a virtual halt. As the new year dawned, a hoped-for return of normal securities markets did not materialize. During this entire period, our portfolio managers and staff have worked diligently to keep abreast of developments in the markets and to make the best of this difficult situation.

On April 21, 2008, the current Boards of Directors of the Funds unanimously approved new investment advisory agreements with Hyperion Brookfield Asset Management, Inc. (“HBAM”) and the nomination of five new directors of the Funds. The appointment of HBAM as investment adviser of any of the Funds and the election of that Fund’s new board of directors must be approved by the shareholders of that Fund. Morgan Asset Management, Inc. represented to the Funds’ Boards of Directors that it believes the proposed transaction is in the best interest of the Funds’ shareholders. HBAM is a registered investment adviser and it manages more than $21 billion in fixed income assets for institutional and retail investors, such as pension funds, financial institutions, insurance companies, and foundations. HBAM has extensive investment management experience with sectors of the fixed income market including mortgage-backed securities, structured products, core fixed income and corporate high-yield bonds and loans.

As always, we appreciate your continued support of the Regions Morgan Keegan closed-end funds. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs.

Sincerely,

Brian B. Sullivan, CFA

President

May 22, 2008

RMK ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

RMK Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below investment grade debt securities (commonly referred to as “junk bonds”) that offer attractive yield and capital appreciation potential. The Fund may also invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred stock. The Fund may leverage up to 33 1/3% of its total assets (in each case including the amount borrowed). The Fund may vary its use of leverage in response to changing market conditions.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders,

(Unaudited)

RMK ADVANTAGE INCOME FUND, INC.

but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months and the fiscal year ended March 31, 2008, the Fund had a total return of -56.60% and -73.61%, respectively, based on market price and reinvested dividends and other distributions. For the six months and the fiscal year ended March 31, 2008, the Fund had a total return of -49.53% and -68.89%, respectively, based on net asset value and reinvested dividends and other distributions. For the six months and the twelve months ended March 31, 2008, the Lehman Brothers Ba U.S. High Yield Index(1) had a total return of -1.98% and -1.25%, respectively.

The very difficult market conditions for credit-oriented securities that were prevalent at the Fund’s semi-annual update continued into the new year, with the first calendar quarter of 2008 being perhaps the worst market conditions we have seen up to this point. The collapse and subsequent government sponsored rescue of Bear Stearns poignantly illustrates the continuing withdrawal of credit availability and liquidity in the current market environment.

It goes without saying that we have been very disappointed with the Fund’s performance over the past year. In the past, our allocation of assets across a wide variety of collateral and security types had proven beneficial to the Fund’s performance. In this market cycle, however, these assets have suffered from extreme illiquidity along with assets that have in fact suffered actual credit deterioration. Although the headlines are dominated by references to the subprime mortgage crisis and the bursting of the real estate bubble, the most difficult management issue has been the complete disappearance of market making capacity of the primary broker-dealer community. Bear Stearns has in fact exited the market, but as a practical matter, most other primary dealers have either ceased to, or no longer have the capacity to commit capital to any of the credit sensitive sectors.

Lending against all but the most liquid, highly rated assets is, for all practical purposes, no longer available. Consequently, our focus has had to become much narrower. Although there is more potential for attractive returns in the market place today compared to the market environment immediately following the events of September 11, 2001, overall market liquidity concerns have restricted our capacity

(Unaudited)

RMK ADVANTAGE INCOME FUND, INC.

to take advantage of the current situation. Financial assets in general continue to be under pricing pressure, especially in the residential mortgage sector.

The Federal Open Market Committee has aggressively lowered short-term lending rates and has introduced a facility to allow primary broker-dealers access to the discount window. These are extremely important big picture developments. The eventual effort should be to provide some liquidity to the mortgage market and, with short-term rates now at a mere 2.0%, force more capital back into risky assets. At this point, there continues to be pervasive concerns about the direction of the economy and the health of our banking system. Such uncertainty continues to pressure market values by simply overwhelming any periodic buy interest with massive supply. However, we are seeing more opportunistic buyers beginning to participate and hopefully this will begin to shift the momentum. At this time, our focus will have to remain on stabilizing asset values and trying to identify those assets that have the highest probability of substantial recovery.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO STATISTICS†

AS OF MARCH 31, 2008

Average Credit Quality	BB
Current Yield	28.7%
Yield to Maturity	15.8%
Duration	4.2 Years
Average Effective Maturity	5.6 Years
Percentage of Leveraged Assets	11.9%
Total Number of Holdings	167

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MARCH 31, 2008

% OF DEBT SECURITIES		% OF DEBT SECURITIES
AAA	16.1%	B	18.9%
AA	1.9%	CCC	13.1%
A	3.2%	CC	4.6%
BBB	12.7%	C	0.9%
BB	8.0%	Not Rated	20.6%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MARCH 31, 2008

% OF TOTAL INVESTMENTS
Corporate Bonds	33.1%
Collateralized Mortgage Obligations	20.7%
Collateralized Debt Obligations	20.7%
Common Stocks	5.5%
Collateralized Loan Obligations	4.9%
Equipment Leases	4.2%
Home Equity Loans	3.8%
Manufactured Housing Loans	2.6%
Certificate-Backed Obligations	2.4%
Residential Mortgage-Backed Securities	0.1%
Municipal Securities	0.1%
Short-Term Investments	1.9%

Total	100.0%

†	The Fund’s composition is subject to change.

(Unaudited)

RMK ADVANTAGE INCOME FUND, INC.

NAV & MARKET PRICE HISTORY*

The graph below illustrates the net asset value and market price history of RMK Advantage Income Fund, Inc. (NYSE: RMA) from the commencement of investment operations on November 8, 2004 to March 31, 2008.

*	Net asset value is calculated every day that the New York Stock Exchange is open as of the close of trading (normally 4:00 p.m. Eastern Time) by taking the closing market value of all portfolio securities, cash and other assets owned, subtracting all liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The market price is the last reported price at which a share of the Fund was sold on the New York Stock Exchange.

(Unaudited)

RMK ADVANTAGE INCOME FUND, INC.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MARCH 31, 2008	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(1)
MARKET VALUE	(56.60)%	(73.61)%	(26.08)%
NET ASSET VALUE	(49.53)%	(68.89)%	(24.56)%
LEHMAN BROTHERS BA U.S. HIGH YIELD INDEX(2)	(1.98)%	(1.25)%	—
*	Not annualized for periods less than one year.

(1)	The Fund commenced investment operations on November 8, 2004.

(2)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. Total returns assume an investment at the common share market price or net asset value at the beginning of the period, reinvestment of all dividends and other distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price (excluding any commissions) or net asset value at the end of the period. Returns shown in the table do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or on the sale of Fund shares. Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including possible loss of principal.

(Unaudited)

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade*–16.8% of Net Assets
	Certificate-Backed Obligations (“CBO”)–2.5%
2,000,000	CBC Insurance Revenue Securitization LLC 2002-A C, 8.880% 2/15/23 (Acquired 10/25/07, Cost $1,805,651) †#	$1,595,000
3,000,000	Diversified Asset Securitization Holdings III 1A A3L, 5.436% 7/5/36 (Acquired 2/6/07, Cost $2,315,358) †#	900,000
3,804,831	MKP CBO I Ltd., 4A CS 2.000% 7/12/40 (Acquired 3/9/05, Cost $3,804,831) †#	247,314

		2,742,314

	Collateralized Debt Obligations (“CDO”)–9.7%
3,000,000	CDO Repack SPC Ltd. 2006-BRGA, 12/5/51 #~	300
1,000,000	Kodiak CDO 2007-2A E, 6.412% 11/7/42 (Acquired 6/29/07, Cost $983,734) †#	45,000
3,000,000	Lincoln Park Referenced Link Notes 2001-1, 6.671% 7/30/31 (Acquired 9/12/06, Cost $2,690,592) †#	1,830,000
1,967,001	Millstone III-A CDO Ltd., 7/5/46 #~	197
6,000,000	Palmer Square 2A CN, 11/2/45 (Acquired 10/25/05, Cost $5,971,826) †#~	15,000
1,500,000	Preferred Term Securities XXVIII, Ltd., 4.434% 3/22/38 (Acquired 12/12/07, Cost $1,371,552) †#	1,087,500
2,991,608	Pyxis Master Trust 2006-7, 7.709% 10/1/37 (Acquired 11/21/06, Cost $2,991,609) †#	127,143
8,000,000	Steers Delaware Business Trust 2007-A, 5.384% 6/20/18 (Acquired 2/9/07–8/24/07, Cost $7,985,838) †#	7,040,000
6,184,958	Taberna Preferred Funding Ltd. 2006-6A, 6.096% 12/5/36 (Acquired 6/27/06, Cost $6,153,303) †#	61,850
3,784,177	Taberna Preferred Funding Ltd. 2006-7A C1, 1.000% 2/5/37 (Acquired 9/28/06, Cost $3,727,504) †#	75,684
4,418,330	Witherspoon CDO Funding Ltd. 2004-1A, 7.500% 9/15/39 #	419,741

		10,702,415

	Home Equity Loans (Non-High Loan-To-Value)–1.9%
340,712	Fremont Home Loan Trust 2004-4 M7, 4.319% 3/25/35	177,697
1,710,000	Irwin Home Equity Corp. 2005-C 2M3, 4.099% 4/25/30 #	719,995
1,040,000	Terwin Mortgage Trust 2006-2HGS A2, 4.500% 3/25/37 (Acquired 12/19/07, Cost $628,048) †	364,472
22,190,409	United Capital Markets, Inc. 2003-A, 2.300% 11/8/27 interest-only strips (Acquired 12/19/07, Cost $901,444) †#	907,588

		2,169,752

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade* (continued)
	Manufactured Housing Loans–2.7%
3,207,348	Mid-State Trust 2005-1 B, 7.758% 1/15/40	$2,988,440

	Total Asset-Backed Securities–Investment Grade* (cost $54,499,231)	18,602,921

Asset-Backed Securities–Below Investment Grade or Unrated*–24.6% of NetAssets
	Certificate-Backed Obligations (“CBO”)–0.1%
2,329,301	Helios Series I Multi-Asset CBO, Ltd. IA C, 7.706% 12/13/36 (Acquired 11/3/06, Cost $952,760) †#	46,586

	Collateralized Debt Obligations (“CDO”)–12.5%
2,000,000	801 Grand CDO 2006-1 LLC, 8.542% 9/20/16 (Acquired 6/8/07–7/27/07, Cost $1,944,738) †#	1,315,000
2,000,000	Aardvark Asset-Backed Securities CDO 2007-1A, 7/6/47 in default #~	200
4,000,000	Acacia CDO, Ltd. 10A, 4.570% 9/7/46 (Acquired 8/3/06, Cost $1,914,575) †#	160,000
4,000,000	Aladdin CDO I Ltd. 2006-3A, 7.542% 10/31/13 (Acquired 9/25/06–7/2/07, Cost $2,284,447) †#	410,000
365,000	Attentus CDO Ltd. 2006-2A E2, 10/9/41 #~	5,475
2,000,000	Attentus CDO Ltd. 2006-2A F1, 10/9/41 (Acquired 10/12/06, Cost $1,952,100) †#~	15,000
910,000	Attentus CDO Ltd. 2006-2A F2, 10/9/41 #~	6,825
3,000,000	Attentus CDO Ltd. 2007-3A F2, 10/11/42 (Acquired 11/8/07, Cost $2,884,197) †#~	7,500
3,115,979	Broderick CDO Ltd. 2007-3A D, 6.808% 12/6/50 (Acquired 3/8/07, Cost $3,057,905) †#	312
1,000,000	Cairn Mezzanine Asset-Backed CDO PLC 2007-3A, 3.688% 8/13/47 #	100
5,000,000	Dillon Read CDO Ltd. 2006-1A, 13.000% 12/5/46 (Acquired 11/2/06, Cost $4,392,828) †#	1,287,500
3,000,000	Diversified Asset Securitization Holdings II 1A B1, 9.712% 9/15/35 (Acquired 10/31/05–11/8/05, Cost $1,600,358) †#	52,500
4,436,522	Duane Park, 11.000% 6/27/16 (Acquired 12/20/07, Cost $1,777,006) †#	831,848
2,000,000	Gulf Stream Atlantic CDO Ltd. 2007-1A, 7/13/47 (Acquired 2/28/07, Cost $1,688,637) †#~	200
2,897,636	IMAC CDO Ltd. 2007-2A E, 10/20/50 (Acquired 5/4/07, Cost $2,772,069) †#~	290
2,000,000	IXIS ABS 1 Ltd., 12/12/46 (Acquired 11/15/06, Cost $1,575,120) †#~	40,000

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
13,000,000	Kenmore Street Synthetic CDO 2006-1A, 7.542% 4/30/14 (Acquired 8/25/06–12/29/06, Cost $7,381,885) †#	$1,527,500
1,000,400	Knollwood CDO Ltd. 2006-2A E, 10.377% 7/13/46 (Acquired 8/24/06, Cost $1,000,387) †#	100
2,000,000	Knollwood CDO Ltd. 2006-2A SN, 7/13/46 #~	200
4,000,000	Kodiak CDO 2006-1A, 8/7/37 (Acquired 9/29/06, Cost $3,619,520) †#~	10,000
3,133,608	Kodiak CDO 2006-1A G, 6.662% 8/7/37 (Acquired 12/12/06–2/8/07, Cost $3,051,911) †#	7,834
4,916,822	Lancer Funding Ltd. 2007-2A A3, 7/15/47 in default (Acquired 5/24/07, Cost $4,491,518) †#~	492
2,889,504	Lexington Capital Funding Ltd. 2007-3A F, 8.551% 4/10/47 (Acquired 2/9/07, Cost $2,805,283) †#	101,133
3,000,000	Linker Finance PLC 16A E, 6.059% 5/19/45 (Acquired 5/19/06, Cost $2,914,316) †#	142,500
3,117,302	Newbury Street CDO Ltd. 2007-1A D, 6.858% 3/4/53 (Acquired 3/8/07, Cost $3,073,648) †#	312
1,961,789	Norma CDO Ltd. 2007-1A E, 7.339% 3/11/49 (Acquired 3/1/07, Cost $1,942,678) †#	19,618
2,000,000	Parcs-R 2007-8, 5.099% 1/25/46 (Acquired 6/21/07, Cost $2,000,000) †#	185,000
2,000,000	Pasa Funding Ltd. 2007-1A D, 4/7/52 in default #~	200
2,000,000	Preferred Term Securities II, Ltd., 10.000% 5/22/33 (Acquired 7/29/05, Cost $2,171,007) †#	635,000
3,000,000	Preferred Term Securities XXI, Ltd., 10.000% 3/22/38 (Acquired 3/28/06–7/31/07, Cost $2,795,851) †#	585,000
998,147	Preferred Term Securities XXI-2TR, 9.999% 3/22/38 (Acquired 6/29/07, Cost $956,773) †#	429,203
4,000,000	Preferred Term Securities XXII, Ltd., 9/22/36 (Acquired 8/4/06–2/26/07, Cost $3,947,220) †~	1,334,400
3,800,000	Preferred Term Securities XXIII, Ltd., 12/22/36 (Acquired 12/4/06–2/26/07, Cost $3,731,696) †~	1,581,940
3,500,000	Preferred Term Securities XXVIII, Ltd., 10.000% 3/22/38 (Acquired 12/12/07, Cost $3,453,640) †#	2,432,500
997,523	Pyxis Master Trust, 7.709% 10/1/37 (Acquired 11/21/06, Cost $997,523) †#	42,395
1,250,000	Regional Diversified Funding, 1/25/36 (Acquired 4/15/05, Cost $1,250,000) †#~	443,750
1,923,503	Sharps CDO 2006-1A D, 5/8/46 (Acquired 1/25/07, Cost $1,825,560) †#~	14,426

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
1,000,000	Squared CDO Ltd. 2007-1A C, 8.089% 5/11/57 (Acquired 5/11/07, Cost $975,440) †#	$10,000
1,023,990	Tahoma CDO Ltd. 2007-2A D, 7.300% 9/15/47 (Acquired 3/28/07, Cost $955,743) †#	7,680
1,000,000	Trapeza CDO I LLC 2006-10A D2, 8.700% 6/6/41 (Acquired 6/15/06, Cost $1,000,000) †#	95,000
2,000,000	Trapeza CDO I LLC 2006-10A, 6/6/41 #~	10,000
2,000,000	Trapeza CDO I LLC 2006-11A, 10/10/41 #~	200
2,000,000	Trapeza CDO I LLC 2006-11A F, 10/10/41 #~	15,000
2,500,000	Tricadia CDO Ltd. 2006-5A, 15.000% 6/19/46 (Acquired 3/5/07, Cost $1,928,589) †#	68,750
2,000,000	WEBS CDO 2006-1 PS, 4/13/47 (Acquired 12/7/06, Cost $1,800,000) †#~	20

		13,832,903

	Collateralized Loan Obligations (“CLO”)–5.2%
3,000	Credit Genesis CLO 2005, 6/23/10 (Acquired 6/23/05, Cost $3,000,000) †#~	1,950,000
3,000,000	Eirles Two Ltd. 262, 8.612% 8/3/21 #	1,860,000
3,500,000	Eirles Two Ltd. 263, 11.112% 8/3/21 #	1,995,000

		5,805,000

	Equipment Leases–4.6%
7,594,200	Aerco Limited 1X C1, 7/15/23 #~	189,855
7,123,631	Aerco Limited 2A B2, 7/15/25 (Acquired 7/25/06–1/23/07, Cost $3,511,353) †#~	534,272
7,247,186	Aerco Limited 2A C2, 7/15/25 (Acquired 7/5/06–8/17/06, Cost $2,615,561) †#~	289,887
705,058	DVI Receivables Corp. 2001-2 A3, 3.519% 11/8/31 #	267,922
1,499,164	DVI Receivables Corp. 2001-2 A4, 4.613% 11/11/09 #	599,665
5,194,613	DVI Receivables Corp. 2002-1 A3A, 3.350% 6/11/10 #	1,558,384
2,768,946	Guggenheim Equipment Trust 2007-1A, 11.193% 7/15/31 (Acquired 5/10/07–7/31/07, Cost $2,044,343) †#	1,606,044

		5,046,029

	Home Equity Loans (Non-High Loan-To-Value)–2.1%
2,766,184	ACE Securities Corp. 2004-HE3 M11, 6.099% 11/25/34 #	237,892
7,038,000	Equifirst Mortgage Loan Trust 2004-3 B2, 6.099% 12/25/34 (Acquired 11/30/04, Cost $5,657,454) †#	1,941,291

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Home Equity Loans (Non-High Loan-To-Value) (continued)
4,000,000	Meritage Asset Holdings 2005-2 N4, 7.500% 11/25/35 (Acquired 10/26/05, Cost $3,115,314) †#	$36,000
1,638,754	Soundview Home Equity Loan Trust 2005-A B1, 5.599% 4/25/35 (Acquired 6/23/05, Cost $1,420,433) †#	93,245
1,072,530	Terwin Mortgage Trust 2005-7SL, 7/25/35 (Acquired 7/29/05, Cost $936,060) †#~	107
1,453,593	Terwin Mortgage Trust 2005-11SL B7, 11/25/36 (Acquired 10/31/05, Cost $1,212,208) †#~	26,165
4,000,000	Terwin Mortgage Trust 2005-R1, 12/28/36 (Acquired 12/21/05, Cost $2,962,244) †#~	11,000
6,000,000	Terwin Mortgage Trust 2006-R3, 6/26/37 (Acquired 6/30/06, Cost $4,966,378) †#~	600

		2,346,300

	Manufactured Housing Loans–0.1%
377,458	Bombardier Capital Mortgage Securitization Corp. 2001-A M2, 8.265% 12/15/30 #	106,632

	Total Asset-Backed Securities–Below Investment Grade or Unrated* (cost $148,879,312)	27,183,450

Corporate Bonds–Investment Grade*–2.8% of Net Assets
	Finance–2.2%
3,000,000	Catlin Insurance Company Ltd., 7.249% 12/31/49 (Acquired 11/2/07, Cost $2,830,075) †	2,504,010

	Special Purpose Entities–0.6%
2,000,000	Fixed Income Pass-Through Trust 2007-C JPM Class B, 5/15/77 (Acquired 6/22/07, Cost $2,040,301) †#~	660,000

	Total Corporate Bonds–Investment Grade* (cost $4,870,376)	3,164,010

Corporate Bonds–Below Investment Grade or Unrated*–32.6% of Net Assets
	Apparel–2.7%
3,935,000	Rafaella Apparel Group Inc., 11.250% 6/15/11	2,951,250

	Automotives–1.7%
1,150,000	General Motors, 8.375% 7/15/33	810,750
4,000,000	Metaldyne Corp., 11.000% 6/15/12	1,120,000

		1,930,750

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Below Investment Grade or Unrated* (continued)
	Basic Materials–3.0%
1,000,000	AmeriCast Technologies Inc., 11.000% 12/1/14 (Acquired 11/21/06–3/30/07, Cost $1,025,089) †	$861,250
3,400,000	Key Plastics LLC, 11.750% 3/15/13 (Acquired 3/12/07–6/19/07, Cost $3,413,892) †	2,448,000

		3,309,250

	Communications–0.9%
1,975,000	CCH I Holdings LLC, 11.750% 5/15/14	997,375

	Consulting Services–2.7%
3,700,000	MSX International Inc., 12.500% 4/1/12 (Acquired 3/30/07–4/23/07, Cost $3,680,910) †	2,960,000

	Entertainment–1.8%
2,475,000	French Lick Resorts & Casino LLC, 10.750% 4/15/14 (Acquired 2/7/07–5/14/07, Cost $2,276,582) †	1,485,000
825,000	Six Flags Inc., 9.625% 6/1/14	466,125

		1,951,125

	Finance–2.5%
2,725,000	Advanta Capital Trust I, 8.990% 12/17/26	1,764,437
1,000,000	Assurance America, 10.500% 12/31/35 (Acquired 2/2/07, Cost $979,603) †#	980,000
500,000	Security Capital Assurance Ltd., 6/17/49~	25,000

		2,769,437

	Industrials–1.4%
373,492	Home Products Inc., pays-in-kind 3/20/17 #~	73,018
225,000	Momentive Performance, 11.500% 12/1/16	171,281
2,425,000	Terphane Holding Corp., 12.500% 6/15/09 (Acquired 4/25/06–10/10/07, Cost $2,403,410) †	1,285,250

		1,529,549

	Manufacturing–4.3%
2,120,000	JB Poindexter & Co. Inc., 8.750% 3/15/14	1,380,650
4,650,000	MAAX Corp., 9.750% 6/15/12	1,023,000
2,700,000	Wolverine Tube, Inc., 10.500% 4/1/09	2,416,500

		4,820,150

	Oil & Natural Gas–1.4%
1,700,000	Seametric International, 11.625% 5/25/12 (Acquired 5/25/07, Cost $1,683,738) †#	1,568,250

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Below Investment Grade or Unrated* (continued)
	Paper Products–1.1%
1,675,000	Corp Durango SAB de CV, 10.500% 10/5/17 (Acquired 10/10/07–10/26/07, Cost $1,667,414) †	$1,256,250

	Real Estate Services–0.9%
2,150,000	Realogy Corp., 12.375% 4/15/15	956,750

	Retail–1.8%
1,507,000	Lazydays RV Center Inc., 11.750% 5/15/12	1,198,065
2,050,000	Uno Restaurant Corp., 10.000% 2/15/11 (Acquired 8/12/05–6/29/06, Cost $1,921,053) †	820,000

		2,018,065

	Special Purpose Entities–2.2%
745,000	Interactive Health LLC, 7.250% 4/1/11 (Acquired 1/13/06–12/11/06, Cost $620,768) †	447,000
2,525,000	PNA Intermediate Holding Corp., 10.065% 2/15/13	1,963,188

		2,410,188

	Telecommunications–2.4%
4,175,000	Primus Telecommunications GP, 8.000% 1/15/14	1,795,250
1,250,000	Securus Technologies Inc., 11.000% 9/1/11	900,000

		2,695,250

	Tobacco–1.8%
2,950,000	North Atlantic Trading Co., 9.250% 3/1/12	1,917,500

	Total Corporate Bonds–Below Investment Grade or Unrated* ($55,248,438)	36,041,139

Mortgage-Backed Securities–Investment Grade*–10.1% of Net Assets
	Collateralized Mortgage Obligations–10.1%
2,294,083	Countrywide Alternative Loan Trust 2005-49CB A5, 5.500% 11/25/35	2,049,251
4,292,079	Countrywide Alternative Loan Trust 2005-56 M4, 3.519% 11/25/35 #	1,991,954
637,490	Deutsche Alt-A Securities Inc. Mortgage Loan 2006-AF1 A5, 2.879% 4/25/36	314,546
5,000,000	Deutsche Mortgage Securities, Inc. 2006-RS1 N2, 4.393% 9/27/35 (Acquired 2/5/07, Cost $5,023,994) †#	3,250,000
3,000,939	Residential Accredit Loans Inc. 2006-Q08 M4. 3.129% 10/25/46 #	664,198
177,260,573	Residential Accredit Loans Inc. 2007-QH8 P, 0.500% 10/25/37 interest-only strips #	726,768

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Investment Grade* (continued)
	Collateralized Mortgage Obligations (continued)
2,394,173	Structured Asset Investment Loan Trust 2004-7A B, 8/27/34 (Acquired 1/27/06, Cost $2,359,925) †#~	$8,140
5,219,000	Structured Asset Mortgage Investments Inc. 2006-AR3 1B1, 2.999% 4/25/36	2,175,274

	Total Mortgage-Backed Securities–Investment Grade* ($17,643,851)	11,180,131

Mortgage-Backed Securities–Below Investment Grade or Unrated*–12.0%of Net Assets
	Collateralized Mortgage Obligations–12.0%
1,842,000	Countrywide Alternative Loan Trust 2006-OA11 N3, 12.500% 9/25/46 (Acquired 10/10/06, Cost $1,868,610) †#	1,671,615
921,004	Countrywide Asset Backed Certificates 2006-SPS2 A, 2.759% 5/25/26	385,377
3,000,000	Greenwich Structured Adjustable Rate Mortgage Products 2005-3A N2, 2.000% 6/27/35 (Acquired 7/25/05, Cost $1,961,040) †#	1,425,000
7,837,983	Greenwich Structured Adjustable Rate Mortgage Products 2005-4A N-2, 7/27/45 (Acquired 9/26/05, Cost $4,276,405) †#~	3,527,092
3,500,000	GSAMP Trust 2006-S3 A2, 5.769% 5/25/36	1,073,975
1,000,000	Harborview Corp. 2006-14 N4, 8.350% 3/19/38 (Acquired 3/6/07, Cost $847,352) †#	794,390
6,000,000	Harborview Corp. 2006-14 PS, 12/19/36 (Acquired 3/6/07, Cost $1,292,081) †#~	79,260
2,000,000	Harborview Corp. 2006-8A N5, 7/21/36 (Acquired 10/11/06, Cost $885,501) †#~	576,220
3,945,679	Harborview Mortgage Loan Trust 2006-4 B11, 4.309% 5/19/47 (Acquired 5/23/06, Cost $2,495,489) †#	308,157
5,000,000	Long Beach Asset Holdings Corp. 2005-WL1 N4, 7.500% 6/25/45 (Acquired 11/7/05–1/27/06, Cost $4,608,640) †#	23,250
621,222	Long Beach Mortgage Loan Trust 2001-3 M3, 5.411% 9/25/31 #	51,437
2,000,000	Long Beach Mortgage Loan Trust 2005-2 B2, 5.349% 4/25/35 (Acquired 4/24/06, Cost $1,780,705) †#	161,660
3,476,070	Long Beach Mortgage Loan Trust 2005-WL2 B3, 5.635% 8/25/35 (Acquired 10/20/06–3/6/07, Cost $2,635,255) †#	87,945
2,043,149	Park Place Securities Inc. 2005-WCW1 B, 5.000% 9/25/35 (Acquired 8/4/05, Cost $1,901,614) †#	26,357
3,000,000	Park Place Securities Inc. 2005-WCW2 M10, 5.099% 7/25/35 #	173,400
2,000,000	Park Place Securities Inc. 2005-WHQ3 M11, 5.099% 6/25/35 #	990,680
1,000,000	Park Place Securities Inc. 2005-WHQ4, 5.099% 9/25/35 (Acquired 8/30/05, Cost $712,243) †#	76,700

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Below Investment Grade or Unrated*(continued)
	Collateralized Mortgage Obligations (continued)
5,250,000	Residential Asset Mortgage Products Inc. 2005-RS4 B2, 5.599% 4/25/35 (Acquired 5/6/05, Cost $4,457,346) †#	$233,625
1,930,186	Residential Asset Mortgage Products Inc. 2005-RS4 B3, 5.599% 4/25/35 (Acquired 5/6/05, Cost $1,560,870) †#	24,320
1,000,000	Sharp SP I LLC Trust 2006-A HM3 N3, 12.500% 10/25/46 (Acquired 10/13/06, Cost $1,000,000) †#	867,820
2,591,000	Soundview Home Equity Loan Trust 2005-2 B3, 5.599% 7/25/35 (Acquired 8/5/05, Cost $2,065,591) †#	740,586

		13,298,866

	Residential Mortgage-Backed Securities–0.1%
9	Harborview 2006-8, 7/22/36 (Acquired 10/11/06, Cost $0) †#~	1
67,000	Indymac Indx CI-1 Corp., 6/25/46 (Acquired 7/20/06, Cost $1,820,859) †#~	46,230

		46,231

	Total Mortgage-Backed Securities–Below Investment Grade or Unrated* (cost $42,382,219)	13,345,097

Municipal Securities–0.1% of Net Assets
16,481	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.000% 6/1/08	16,124
31,045	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.274% 6/1/09	26,655
43,907	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.455% 6/1/10	33,993

	Total Municipal Securities (cost $86,004)	76,772

Common Stocks–5.9% of Net Assets
	Communications–0.1%
4,200	Consolidated Communications Holdings, Inc.	63,546

	Consumer Products–0.2%
14,940	Home Products #~	448
202,200	Insight Health Services Holdings Corp ~	204,222

		204,670

	Energy–0.5%
6,400	Legacy Reserves LP	127,744

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Common Stocks (continued)
	Energy (continued)
172,700	Pinnacle Gas Resources, Inc. ~	$436,931

		564,675

	Financial–1.8%
11,100	Compass Diversified Trust	145,965
29,800	FSI Realty Trust (Acquired 5/3/07, Cost $298,000) †~	37,250
148,000	FSI Realty Trust Regulation D (Acquired 5/24/07, Cost $1,396,439) †~	185,000
50,000	Mid Country (Acquired 5/25/07, Cost $850,000) †#~	645,000
107,100	Star Asia Financial Ltd. (Acquired 3/2/07–8/1/07, Cost $1,092,800) †	990,675

		2,003,890

	Industrial–1.7%
15,400	Aircastle Limited	173,250
9,000	Diana Shipping Inc.	236,520
111,695	Intermet Corporation #~	13,403
28,500	OceanFreight Inc.	623,295
56,200	Orion Marine Group (Acquired 5/17/07–8/1/07, Cost $774,300) †~	671,590
1,200	Port Townsend Paper Corp. ~	198,000

		1,916,058

	Technology–1.6%
342,600	Banctec Inc. (Acquired 6/27/07–8/1/07, Cost $2,740,800) †~	1,713,000
4,169	Taiwan Semiconductor Manufacturing Company Ltd.	42,816

		1,755,816

	Total Common Stocks (cost $18,613,571)	6,508,655

Eurodollar Time Deposits–2.1% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated March 31, 2008 1.000% maturing at $2,303,125 on April 1, 2008.	2,303,061

	Total Investments–107.0% of Net Assets (cost $344,526,063)	118,405,236

	Other Assets and Liabilities, net–(7.0%) of Net Assets	(7,791,366)

	Net Assets	$110,613,870

†	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK ADVANTAGE INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

‡	See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

~	Non-income producing securities. In the case of bonds, they missed their last coupon payment.

#	Securities valued at fair value—See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

Substantially all of the Fund’s investment securities, other than equity securities, are pledged as collateral under the line of credit.

*	Ratings are unaudited.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

RMK HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

RMK High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below investment grade debt securities (commonly referred to as “junk bonds”) that offer attractive yield and capital appreciation potential. The Fund may also invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to 33 1/3% of its total assets (in each case including the amount borrowed). The Fund may vary its use of leverage in response to changing market conditions.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders,

(Unaudited)

RMK HIGH INCOME FUND, INC.

but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and credit worthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months and the fiscal year ended March 31, 2008, the Fund had a total return of -55.60% and -72.40%, respectively, based on market price and reinvested dividends and other distributions. For the six months and the fiscal year ended March 31, 2008, the Fund had a total return of -49.34% and -68.72%, respectively, based on net asset value and reinvested dividends and other distributions. For the six months and the twelve months ended March 31, 2008, the Lehman Brothers Ba U.S. High Yield Index(1) had a total return of -1.98% and -1.25%, respectively.

The very difficult market conditions for credit-oriented securities that were prevalent at the Fund’s semi-annual update continued into the new year, with the first calendar quarter of 2008 being perhaps the worst market conditions we have seen up to this point. The collapse and subsequent government sponsored rescue of Bear Stearns poignantly illustrates the continuing withdrawal of credit availability and liquidity in the current market environment.

It goes without saying that we have been very disappointed with the Fund’s performance over the past year. In the past, our allocation of assets across a wide variety of collateral and security types had proven beneficial to the Fund’s performance. In this market cycle, however, these assets have suffered from extreme illiquidity along with assets that have in fact suffered actual credit deterioration. Although the headlines are dominated by references to the subprime mortgage crisis and the bursting of the real estate bubble, the most difficult management issue has been the complete disappearance of market making capacity of the primary broker-dealer community. Bear Stearns has in fact exited the market, but as a practical matter, most other primary dealers have either ceased to, or no longer have the capacity to commit capital to any of the credit sensitive sectors.

Lending against all but the most liquid, highly rated assets is, for all practical purposes, no longer available. Consequently, our focus has had to become much narrower. Although there is more potential for attractive returns in the market place today compared to the market environment immediately following the events of September 11, 2001, overall market liquidity concerns have restricted our capacity

(Unaudited)

RMK HIGH INCOME FUND, INC.

to take advantage of the current situation. Financial assets in general continue to be under pricing pressure, especially in the residential mortgage sector.

The Federal Open Market Committee has aggressively lowered short-term lending rates and has introduced a facility to allow primary broker-dealers access to the discount window. These are extremely important big picture developments. The eventual effort should be to provide some liquidity to the mortgage market and, with short-term rates now at a mere 2.0%, force more capital back into risky assets. At this point, there continues to be pervasive concerns about the direction of the economy and the health of our banking system. Such uncertainty continues to pressure market values by simply overwhelming any periodic buy interest with massive supply. However, we are seeing more opportunistic buyers beginning to participate and hopefully this will begin to shift the momentum. At this time, our focus will have to remain on stabilizing asset values and trying to identify those assets that have the highest probability of substantial recovery.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

RMK HIGH INCOME FUND, INC.

PORTFOLIO STATISTICS†

AS OF MARCH 31, 2008

Average Credit Quality	BB
Current Yield	27.4%
Yield to Maturity	16.1%
Duration	3.7 Years
Average Effective Maturity	4.9 Years
Percentage of Leveraged Assets	12.7%
Total Number of Holdings	165

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MARCH 31, 2008

% OF DEBT SECURITIES		% OF DEBT SECURITIES
AAA	19.1%	B	17.5%
AA	1.2%	CCC	17.5%
A	2.1%	CC	4.2%
BBB	10.0%	C	0.8%
BB	6.9%	Not Rated	20.7%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MARCH 31, 2008

% OF TOTAL INVESTMENTS
Corporate Bonds	33.6%
Collateralized Mortgage Obligations	23.7%
Collateralized Debt Obligations	20.3%
Common Stocks	5.9%
Equipment Leases	4.7%
Collateralized Loan Obligations	3.3%
Manufactured Housing Loans	2.2%
Certificate-Backed Obligations	0.9%
Home Equity Loans	0.5%
Residential Mortgage-Backed Securities	0.1%
Municipal Securities	0.1%
Short-Term Investments	4.7%

Total	100.0%

†	The Fund’s composition is subject to change.

(Unaudited)

RMK HIGH INCOME FUND, INC.

NAV & MARKET PRICE HISTORY*

The graph below illustrates the net asset value and market price history of RMK High Income Fund, Inc. (NYSE: RMH) from the commencement of investment operations on June 24, 2003 to March 31, 2008.

*	Net asset value is calculated every day that the New York Stock Exchange is open as of the close of trading (normally 4:00 p.m. Eastern Time) by taking the closing market value of all portfolio securities, cash and other assets owned, subtracting all liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The market price is the last reported price at which a share of the Fund was sold on the New York Stock Exchange.

(Unaudited)

RMK HIGH INCOME FUND, INC.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MARCH 31, 2008	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(1)
MARKET VALUE	(55.60)%	(72.40)%	(14.70)%
NET ASSET VALUE	(49.34)%	(68.72)%	(14.19)%
LEHMAN BROTHERS BA U.S. HIGH YIELD INDEX(2)	(1.98)%	(1.25)%	—
*	Not annualized for periods less than one year.
(1)	The Fund commenced investment operations on June 24, 2003.
(2)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. Total returns assume an investment at the common share market price or net asset value at the beginning of the period, reinvestment of all dividends and other distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price (excluding any commissions) or net asset value at the end of the period. Returns shown in the table do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or on the sale of Fund shares. Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including possible loss of principal.

(Unaudited)

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade*–13.0% of Net Assets
	Certificate-Backed Obligations (“CBO”)–0.9%
2,000,000	Diversified Asset Securitization Holdings III 1A A3L, 5.436% 7/5/36 (Acquired 2/6/07, Cost $1,543,484) †#	$600,000
1,902,416	MKP CBO I Ltd., 4A CS 2.000% 7/12/40 (Acquired 3/9/05, Cost $1,902,416) †#	123,657

		723,657

	Collateralized Debt Obligations (“CDO”)–9.5%
2,000,000	CDO Repack SPC Ltd. 2006-BRGA, 12/5/51 #~	200
1,000,000	Kodiak CDO 2007-2A E, 6.412% 11/7/42 (Acquired 6/29/07, Cost $983,734) †#	45,000
2,000,000	Lincoln Park Referenced Link Notes 2001-1, 6.671% 7/30/31 (Acquired 9/12/06, Cost $1,793,727) †#	1,220,000
1,967,001	Millstone III-A CDO Ltd., 7/5/46 #~	197
3,000,000	Palmer Square 2A CN, 11/2/45 (Acquired 10/25/05, Cost $2,985,916) †#~	7,500
1,450,000	Preferred Term Securities XXVIII, Ltd., 4.434% 3/22/38 (Acquired 12/12/07, Cost $1,325,834) †#	1,051,250
2,991,609	Pyxis Master Trust 2006-7, 7.709% 10/1/37 (Acquired 11/21/06, Cost $2,991,609) †#	127,143
6,000,000	Steers Delaware Business Trust 2007-A, 5.384% 6/20/18 (Acquired 2/9/07–8/24/07, Cost $5,990,559) †#	5,280,000
4,123,306	Taberna Preferred Funding Ltd. 2006-6A, 6.096% 12/5/36 (Acquired 6/27/06, Cost $4,102,201) †#	41,233
2,838,133	Taberna Preferred Funding Ltd. 2006-7A C1, 1.000% 2/5/37 (Acquired 9/28/06, Cost $2,795,628) †#	56,763

		7,829,286

	Home Equity Loans–0.2%
340,712	Fremont Home Loan Trust 2004-4 M7, 4.319% 3/25/35	177,697

	Manufactured Housing Loans–2.4%
2,087,664	Mid-State Trust 2005-1 B, 7.758% 1/15/40	1,945,177

	Total Asset-Backed Securities–Investment Grade* (cost $32,369,980)	10,675,817

Asset-Backed Securities–Below Investment Grade or Unrated*–21.3% of Net Assets
	Certificate-Backed Obligations (“CBO”)–0.1%
1,552,867	Helios Series I Multi-Asset CBO, Ltd. IA C, 7.706% 12/13/36 (Acquired 11/3/06, Cost $635,173) †#	31,057

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Debt Obligations (“CDO”)–12.3%
1,000,000	801 Grand CDO 2006-1 LLC, 8.542% 9/20/16 (Acquired 8/4/06, Cost $985,366) †#	$657,500
1,000,000	Aardvark Asset-Backed Securities CDO 2007-1A, 7/6/47 in default #~	100
2,000,000	Acacia CDO, Ltd. 10A, 4.570% 9/7/46 (Acquired 8/3/06, Cost $957,287) †#	80,000
4,000,000	Aladdin CDO I Ltd. 2006-3A, 7.542% 10/31/13 (Acquired 8/7/06–7/2/07, Cost $2,303,854) †#	410,000
270,000	Attentus CDO Ltd. 2006-2A E2, 10/9/41 #~	4,050
2,000,000	Attentus CDO Ltd. 2006-2A F1, 10/9/41 (Acquired 10/12/06, Cost $1,952,100) †#~	15,000
680,000	Attentus CDO Ltd. 2006-2A F2, 10/9/41 #~	5,100
3,000,000	Attentus CDO Ltd. 2007-3A F2, 10/11/42 (Acquired 1/18/07, Cost $2,884,198) †#~	7,500
2,077,319	Broderick CDO Ltd. 2007-3A D, 6.808% 12/6/50 (Acquired 3/8/07, Cost $2,038,604) †#	208
1,000,000	Cairn Mezzanine Asset-Backed CDO PLC 2007-3A, 3.688% 8/13/47 #	100
4,000,000	Dillon Read CDO Ltd. 2006-1A, 13.000% 12/5/46 (Acquired 11/2/06, Cost $3,514,261) †#	1,030,000
3,000,000	Diversified Asset Securitization Holdings II 1A B1, 9.712% 9/15/35 (Acquired 10/31/05–11/8/05, Cost $1,600,358) †#	52,500
1,250,000	Duane Park, 11.000% 6/27/16 (Acquired 12/20/07, Cost $500,675) †#	234,375
1,000,000	Gulf Stream Atlantic CDO Ltd. 2007-1A, 7/13/47 (Acquired 2/28/07, Cost $844,318) †#~	100
2,897,636	IMAC CDO Ltd. 2007-2A E, 10/20/50 (Acquired 5/4/07, Cost $2,772,069) †#~	290
1,000,000	IXIS ABS 1 Ltd., 12/12/46 (Acquired 11/15/06, Cost $787,560) †#~	20,000
12,000,000	Kenmore Street Synthetic CDO 2006-1A, 7.542% 4/30/14 (Acquired 8/25/06–12/29/06, Cost $6,277,481) †#	1,410,000
1,000,387	Knollwood CDO Ltd. 2006-2A E, 10.377% 7/13/46 (Acquired 8/24/06, Cost $1,000,387) †#	100
2,000,000	Knollwood CDO Ltd. 2006-2A SN, 7/13/46 #~	200
4,000,000	Kodiak CDO 2006-1A, 8/7/37 (Acquired 9/29/06, Cost $3,619,520) †#~	10,000
3,133,608	Kodiak CDO 2006-1A G, 6.662% 8/7/37 (Acquired 12/12/06–2/8/07, Cost $3,051,911) †#	7,834
3,933,458	Lancer Funding Ltd. 2007-2A A3, 7/15/47 in default (Acquired 5/24/07, Cost $3,593,214) †#~	393
2,889,504	Lexington Capital Funding Ltd. 2007-3A F, 8.551% 4/10/47 (Acquired 2/9/07, Cost $2,805,283) †#	101,133

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
2,000,000	Linker Finance PLC 16A E, 6.059% 5/19/45 (Acquired 5/19/06, Cost $1,942,876) †#	$95,000
1,039,100	Newbury Street CDO Ltd. 2007-1A D, 6.858% 3/4/53 (Acquired 3/8/07, Cost $1,024,572) †#	104
1,961,789	Norma CDO Ltd. 2007-1A E, 7.339% 3/11/49 (Acquired 3/1/07, Cost $1,942,679) †#	19,618
1,500,000	Parcs-R 2007-8, 5.099% 1/25/46 (Acquired 6/21/07, Cost $1,500,000) †#	138,750
1,000,000	Pasa Funding Ltd. 2007-1A D, 4/7/52 in default #~	100
1,000,000	Preferred Term Securities II, Ltd., 10.000% 5/22/33 (Acquired 7/29/05, Cost $1,085,503) †#	317,500
3,000,000	Preferred Term Securities XXI, Ltd., 10.000% 3/22/38 (Acquired 3/28/06–7/31/07, Cost $2,788,727) †#	585,000
998,147	Preferred Term Securities XXI-2TR, 9.999% 3/22/38 (Acquired 6/29/07, Cost $956,773) †#	429,203
2,400,000	Preferred Term Securities XXII, Ltd., 9/22/36 (Acquired 2/26/07, Cost $2,372,895) †~	800,640
3,200,000	Preferred Term Securities XXIII, Ltd., 12/22/36 (Acquired 12/4/06–2/26/07, Cost $3,138,533) †~	1,332,160
2,500,000	Preferred Term Securities XXVIII, Ltd., 10.000% 3/22/38 (Acquired 12/12/07, Cost $2,466,885) †#	1,737,500
997,523	Pyxis Master Trust, 7.709% 10/1/37 (Acquired 11/21/06, Cost $997,523) †#	42,395
1,923,503	Sharps CDO 2006-1A D, 5/8/46 (Acquired 1/25/07, Cost $1,825,560) †#~	14,426
1,000,000	Squared CDO Ltd. 2007-1A C, 8.089% 5/11/57 (Acquired 5/11/07, Cost $975,440) †#	10,000
1,023,991	Tahoma CDO Ltd. 2007-2A D, 7.300% 9/15/47 (Acquired 3/28/07, Cost $955,743) †#	7,680
1,316,750	TPref Funding III Ltd., 1/15/33 (Acquired 7/23/03, Cost $1,289,515) †#~	391,733
1,500,000	Trapeza CDO I LLC 2006-10A, 6/6/41 #~	7,500
2,000,000	Trapeza CDO I LLC 2006-10A D2, 8.700% 6/6/41 (Acquired 6/15/06, Cost $2,000,000) †#	190,000
2,000,000	Trapeza CDO I LLC 2006-11A, 10/10/41 #~	200
2,000,000	Trapeza CDO I LLC 2006-11A F, 10/10/41 #~	15,000
2,000,000	WEBS CDO 2006-1 PS, 4/13/47 (Acquired 12/7/06, Cost $1,800,000) †#~	20

		10,181,012

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Loan Obligations (“CLO”)–3.5%
1,000	Credit Genesis CLO 2005, 6/23/10 (Acquired 6/23/05, Cost $1,000,000) †#~	$650,000
1,500,000	Eirles Two Ltd. 262, 8.612% 8/3/21 #	930,000
2,300,000	Eirles Two Ltd. 263, 11.112% 8/3/21 #	1,311,000

		2,891,000

	Equipment Leases–5.1%
6,750,400	Aerco Limited 1X C1, 7/15/23 #~	168,760
7,123,631	Aerco Limited 2A B2, 7/15/25 (Acquired 7/25/06–1/23/07, Cost $3,511,353) †#~	534,272
6,930,122	Aerco Limited 2A C2, 7/15/25 (Acquired 10/20/05–8/17/06, Cost $2,477,016) †#~	277,205
626,718	DVI Receivables Corp. 2001-2 A3, 3.519% 11/8/31 #	238,153
879,510	DVI Receivables Corp. 2001-2 A4, 4.613% 11/11/09 #	351,804
3,396,478	DVI Receivables Corp. 2002-1 A3A, 3.350% 6/11/10 #	1,018,943
2,768,946	Guggenheim Equipment Trust 2007-1A, 11.193% 7/15/31 (Acquired 5/10/07–7/31/07, Cost $2,044,343) †#	1,606,044

		4,195,181

	Home Equity Loans–0.3%
536,290	Ameriquest Mortgage Securities Inc. 2003-8 MV6, 6.349% 10/25/33	38,943
492,609	Amresco Residential Securities Mortgage Loan Trust 1999-1 B, 11/25/29~	73,779
3,000,000	Meritage Asset Holdings 2005-2 N4, 7.500% 11/25/35 (Acquired 10/26/05, Cost $2,336,490) †#	27,000
1,638,754	Soundview Home Equity Loan Trust 2005-A B1, 5.599% 4/25/35 (Acquired 6/23/05, Cost $1,420,433) †#	93,245
932,634	Terwin Mortgage Trust 2005-7SL, 7/25/35 (Acquired 7/29/05, Cost $813,974) †#~	93
872,156	Terwin Mortgage Trust 2005-11SL B7, 11/25/36 (Acquired 10/31/05, Cost $642,738) †#~	15,699
3,000,000	Terwin Mortgage Trust 2005-R1, 12/28/36 (Acquired 12/21/05, Cost $2,221,684) †#~	8,250
4,000,000	Terwin Mortgage Trust 2006-R3, 6/26/37 (Acquired 6/30/06, Cost $3,310,911) †#~	400

		257,409

	Total Asset-Backed Securities–Below Investment Grade or Unrated* (cost $111,811,644)	17,555,659

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Investment Grade*–2.8% of Net Assets
	Finance–2.0%
2,000,000	Catlin Insurance Company Ltd., 7.249% 12/31/49 (Acquired 11/2/07, Cost $1,886,717) †	$1,669,340

	Special Purpose Entities–0.8%
2,000,000	Fixed Income Pass-Through Trust 2007-C JPM Class B, 5/15/77 (Acquired 6/22/07, Cost $2,040,301) †#~	660,000

	Total Corporate Bonds–Investment Grade* (cost $3,927,018)	2,329,340

Corporate Bonds–Below Investment Grade or Unrated*–33.4% of Net Assets
	Apparel–2.7%
2,928,000	Rafaella Apparel Group Inc., 11.250% 6/15/11	2,196,000

	Automotive–1.7%
725,000	General Motors, 8.375% 7/15/33	511,125
3,225,000	Metaldyne Corp., 11.000% 6/15/12	903,000

		1,414,125

	Basic Materials–4.9%
1,825,000	AmeriCast Technologies Inc., 11.000% 12/1/14 (Acquired 11/21/06–3/30/07, Cost $1,852,115) †	1,571,781
2,500,000	Key Plastics LLC, 11.750% 3/15/13 (Acquired 3/12/07–6/19/07, Cost $2,509,498) †	1,800,000
850,000	Noranda Aluminium Holding Corp., 11/15/14 (Acquired 7/17/07–7/23/07, Cost $819,720) †~	624,750

		3,996,531

	Communications–1.9%
3,075,000	CCH I Holdings LLC, 11.750% 5/15/14	1,552,875

	Entertainment–2.2%
1,650,000	French Lick Resorts & Casino LLC, 10.750% 4/15/14 (Acquired 2/7/07–5/14/07, Cost $1,515,069) †	990,000
1,425,000	Six Flags Inc., 9.625% 6/1/14	805,125

		1,795,125

	Finance–2.8%
2,050,000	Advanta Capital Trust I, 8.990% 12/17/26	1,327,375
1,000,000	Assurance America, 10.500% 12/31/35 (Acquired 2/2/07, Cost $979,603) †#	980,000
500,000	Security Capital Assurance Ltd., 6/17/49~	25,000

		2,332,375

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Below Investment Grade or Unrated* (continued)
	Industrials–3.5%
289,584	Home Products Inc., pays-in-kind 3/20/17 #~	$56,614
2,425,000	Momentive Performance, 11.500% 12/1/16	1,846,031
1,900,000	Terphane Holding Corp., 12.500% 6/15/09 (Acquired 4/25/06–10/10/07, Cost $1,882,515) †	1,007,000

		2,909,645

	Manufacturing–3.7%
1,950,000	JB Poindexter & Co. Inc., 8.750% 3/15/14	1,269,938
3,575,000	MAAX Corp., 9.750% 6/15/12	786,500
1,075,000	Wolverine Tube, Inc., 10.500% 4/1/09	962,125

		3,018,563

	Paper Products–0.5%
525,000	Corp Durango SAB de CV, 10.500% 10/5/17 (Acquired 10/10/07–10/15/07, Cost $521,964) †	393,750

	Real Estate Services–1.6%
3,050,000	Realogy Corp., 12.375% 4/15/15	1,357,250

	Retail–1.6%
1,167,000	Lazydays RV Center Inc., 11.750% 5/15/12	927,765
1,075,000	Uno Restaurant Corp., 10.000% 2/15/11 (Acquired 8/24/05–6/29/06, Cost $1,004,945) †	430,000

		1,357,765

	Special Purpose Entities–2.4%
552,000	Interactive Health LLC, 7.250% 4/1/11 (Acquired 1/13/06–12/11/06, Cost $459,240) †	331,200
2,075,000	PNA Intermediate Holding Corp., 10.065% 2/15/13	1,613,313

		1,944,513

	Telecommunications–2.2%
2,925,000	Primus Telecommunications GP, 8.000% 1/15/14	1,257,750
775,000	Securus Technologies Inc., 11.000% 9/1/11	558,000

		1,815,750

	Tobacco–1.7%
2,175,000	North Atlantic Trading Co., 9.250% 3/1/12	1,413,750

	Total Corporate Bonds–Below Investment Grade or Unrated* (cost $43,701,833)	27,498,017

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Investment Grade*–10.6% of Net Assets
	Collateralized Mortgage Obligations–10.6%
860,281	Countrywide Alternative Loan Trust 2005-49CB A5, 5.500% 11/25/35	$768,469
1,482,072	Countrywide Alternative Loan Trust 2005-56 M4, 3.519% 11/25/35 #	687,829
53,275,061	Countrywide Alternative Loan Trust 2006-HY12 A4X, 2.658% 8/25/36 interest-only strips	2,112,836
3,000,000	Deutsche Mortgage Securities, Inc. 2006-RS1 N2, 4.393% 9/27/35 (Acquired 2/5/07, Cost $3,014,397) †#	1,950,000
5,452,749	Harborview Mortgage Loan Trust 2003-2 1X, 3.368% 10/19/33 interest-only strips	135,108
2,000,626	Residential Accredit Loans Inc. 2006-Q08 M4, 3.129% 10/25/46 #	442,799
99,709,073	Residential Accredit Loans Inc. 2007-QH8 P, 0.500% 10/25/37 interest-only strips #	408,807
116,580	Structured Asset Investment Loan Trust 2004-5A B, 6/27/34 (Acquired 7/8/04, Cost $114,058) †#~	2,506
1,795,630	Structured Asset Investment Loan Trust 2004-7A B, 8/27/34 (Acquired 1/27/06, Cost $1,769,935) †#~	6,105
2,500,000	Structured Asset Mortgage Investments Inc. 2006-AR3 1B1, 2.999% 4/25/36	1,041,998
1,305,646	Structured Asset Trust 2003-S A, 7.500% 12/28/33 (Acquired 12/24/03, Cost $1,294,446) †#	351,610
56,323,790	Washington Mutual, Inc. 2007-0A3 CX2P, 0.567% 2/25/47 interest-only strips #	871,329

	Total Mortgage-Backed Securities–Investment Grade* (cost $14,600,709)	8,779,396

Mortgage-Backed Securities–Below Investment Grade or Unrated*–14.9% of Net Assets
	Collateralized Mortgage Obligations–14.8%
3,905,882	Countrywide Alternative Loan Trust 2006-6CB B5, 5.575% 5/25/36 #	348,991
1,000,000	Countrywide Alternative Loan Trust 2006-OA11 N3, 12.500% 9/25/46 (Acquired 10/10/06, Cost $1,014,446) †#	907,500
921,004	Countrywide Asset Backed Certificates 2006-SPS2 A, 2.759% 5/25/26	385,377
3,000,000	Greenwich Structured Adjustable Rate Mortgage Products 2005-3A N2, 2.000% 6/27/35 (Acquired 7/25/05, Cost $1,961,040) †#	1,425,000
5,878,487	Greenwich Structured Adjustable Rate Mortgage Products 2005-4A N-2, Zero Coupon Bond 7/27/45 (Acquired 9/26/05, Cost $3,207,303) †#~	2,645,319
2,700,000	GSAMP Trust 2006-S3 A2, 5.769% 5/25/36	828,495
2,000,000	Harborview Corp. 2006-8A N5, 7/21/36 (Acquired 10/11/06, Cost $885,501) †#~	576,220
1,000,000	Harborview Corp. 2006-14 N4, 8.350% 3/19/38 (Acquired 3/6/07, Cost $847,378) †#	794,390

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Mortgage Obligations (continued)
5,000,000	Harborview Corp. 2006-14 PS, 12/19/36 (Acquired 3/6/07, Cost $1,076,734) †#~	$66,050
2,959,259	Harborview Mortgage Loan Trust 2006-4 B11, 4.309% 5/19/47 (Acquired 5/23/06, Cost $1,871,617) †#	231,118
5,000,000	Long Beach Asset Holdings Corp. 2005-WL1 N4, 7.500% 6/25/45 (Acquired 11/7/05–12/7/06, Cost $4,610,552) †#	23,250
2,607,053	Long Beach Mortgage Loan Trust 2005-WL2 B3, 5.635% 8/25/35 (Acquired 10/20/06–3/6/07, Cost $2,042,126) †#	65,958
3,416,493	Long Beach Mortgage Loan Trust 2006-A A1, 2.689% 5/25/36	1,111,952
2,000,000	Long Beach Mortgage Loan Trust 2006-A A2, 5.548% 5/25/36	467,010
1,021,575	Park Place Securities Inc. 2005-WCW1 B, 5.000% 9/25/35 (Acquired 8/4/05, Cost $950,806) †#	13,178
2,000,000	Park Place Securities Inc. 2005-WCW2 M10, 5.099% 7/25/35 #	115,600
2,000,000	Park Place Securities Inc. 2005-WHQ3 M11, 5.099% 6/25/35 #	990,680
1,000,000	Park Place Securities Inc. 2005-WHQ4, 5.099% 9/25/35 (Acquired 8/30/05, Cost $712,244) †#	76,700
1,000,000	Sharp SP I LLC Trust 2006-A HM3 N3, 12.500% 10/25/46 (Acquired 10/13/06, Cost $1,000,000) †#	867,820
2,167,000	Structured Asset Investment Loan Trust 2003-BC1 B2, 9.000% 5/25/32	262,575
1,306,112	Structured Asset Investment Loan Trust 2004-8 B2, 5.000% 9/25/34	67,813

		12,270,996

	Residential Mortgage-Backed Securities–0.1%
7	Harborview 2006-8, 7/22/36 (Acquired 10/11/06, Cost $1) †#~	1
67,000	Indymac Indx CI-1 Corp., 6/25/46 (Acquired 7/20/06, Cost $1,820,859) †#~	46,230

		46,231

	Total Mortgage-Backed Securities–Below Investment Grade or Unrated* (cost $32,446,145)	12,317,227

Municipal Securities–0.1% of Net Assets
13,185	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.000% 6/1/08	12,899
24,836	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.274% 6/1/09	21,324
35,126	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.455% 6/1/10	27,195

	Total Municipal Securities (cost $68,805)	61,418

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Common Stocks–6.4% of Net Assets
	Communications–0.2%
15,200	Citizens Communications Company	$159,448

	Consumer Products–0.2%
11,583	Home Products #~	347
160,000	Insight Health Services Holdings Corp ~	161,600

		161,947

	Energy–0.7%
10,600	Legacy Reserves LP	211,576
128,000	Pinnacle Gas Resources, Inc. ~	323,840

		535,416

	Financials–1.6%
26,200	FSI Realty Trust (Acquired 5/3/07, Cost $262,000) †~	32,750
72,000	FSI Realty Trust Regulation D (Acquired 5/24/07, Cost $679,002) †~	90,000
38,235	Mid Country (Acquired 5/25/07, Cost $649,995) †#~	493,232
79,300	Star Asia Financial Ltd. (Acquired 3/2/07–8/1/07, Cost $808,900) †	733,525

		1,349,507

	Industrials–2.0%
17,200	Aircastle Limited	193,500
6,400	Diana Shipping Inc.	168,192
91,386	Intermet Corporation #~	10,966
19,700	OceanFreight Inc.	430,839
35,000	Orion Marine Group (Acquired 5/17/07–8/1/07, Cost $484,050) †~	418,250
20,500	Paragon Shipping Inc.	310,780
875	Port Townsend Paper Corp. ~	144,375

		1,676,902

	Technology–1.7%
253,700	Banctec Inc. (Acquired 6/27/07–8/1/07, Cost $2,029,600) †~	1,268,500
9,500	Ness Technologies, Inc. ~	90,155
3,115	Taiwan Semiconductor Manufacturing Company Ltd.	31,991

		1,390,646

	Total Common Stocks (cost $14,599,137)	5,273,866

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Eurodollar Time Deposits–5.1% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated March 31, 2008, 1.000% maturing at $4,186,036 on April 1, 2008.	$4,185,920

	Total Investments–107.6% of Net Assets (cost $257,711,191)	88,676,660

	Other Assets and Liabilities, net–(7.6%) of Net Assets	(6,267,616)

	Net Assets	$82,409,044

†	These securities are sold within the terms of a private placement memorandum, are exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

‡	See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

~	Non-income producing security. In the case of bonds, they missed their last coupon payment.

#	Security valued at fair value—See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

All of the Fund’s investment securities are pledged as collateral under the line of credit.

*	Ratings are unaudited.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

RMK Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below investment grade debt securities (commonly referred to as “junk bonds”), including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred stock. The Fund may leverage up to 33 1/3% of its total assets (in each case including the amounts obtained through leverage). The Fund may vary its use of leverage in response to changing market conditions.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic

(Unaudited)

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months and the fiscal year ended March 31, 2008, the Fund had a total return of -56.41% and -72.67%, respectively, based on market price and reinvested dividends and other distributions. For the six months and the fiscal year ended March 31, 2008, the Fund had a total return of -52.34% and -72.48%, respectively, based on net asset value and reinvested dividends and other distributions. For the six months and the twelve months ended March 31, 2008, the Lehman Brothers Ba U.S. High Yield Index(1) had a total return of -1.98% and -1.25%, respectively.

The very difficult market conditions for credit-oriented securities that were prevalent at the Fund’s semi-annual update continued into the new year, with the first calendar quarter of 2008 being perhaps the worst market conditions we have seen up to this point. The collapse and subsequent government sponsored rescue of Bear Stearns poignantly illustrates the continuing withdrawal of credit availability and liquidity in the current market environment.

It goes without saying that we have been very disappointed with the Fund’s performance over the past year. In the past, our allocation of assets across a wide variety of collateral and security types had proven beneficial to the Fund’s performance. In this market cycle, however, these assets have suffered from extreme illiquidity along with assets that have in fact suffered actual credit deterioration. Although the headlines are dominated by references to the subprime mortgage crisis and the bursting of the real estate bubble, the most difficult management issue has been the complete disappearance of market making capacity of the primary broker-dealer community. Bear Stearns has in fact exited the market, but as a practical matter, most other primary dealers have either ceased to, or no longer have the capacity to commit capital to any of the credit sensitive sectors.

Lending against all but the most liquid, highly rated assets is, for all practical purposes, no longer available. Consequently, our focus has had to become much

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RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

narrower. Although there is more potential for attractive returns in the market place today compared to the market environment immediately following the events of September 11, 2001, overall market liquidity concerns have restricted our capacity to take advantage of the current situation. Financial assets in general continue to be under pricing pressure, especially in the residential mortgage sector.

The Federal Open Market Committee has aggressively lowered short-term lending rates and has introduced a facility to allow primary broker-dealers access to the discount window. These are extremely important big picture developments. The eventual effort should be to provide some liquidity to the mortgage market and, with short-term rates now at a mere 2.0%, force more capital back into risky assets. At this point, there continues to be pervasive concerns about the direction of the economy and the health of our banking system. Such uncertainty continues to pressure market values by simply overwhelming any periodic buy interest with massive supply. However, we are seeing more opportunistic buyers beginning to participate and hopefully this will begin to shift the momentum. At this time, our focus will have to remain on stabilizing asset values and trying to identify those assets that have the highest probability of substantial recovery.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO STATISTICS†

AS OF MARCH 31, 2008

Average Credit Quality	BB
Current Yield	32.4%
Yield to Maturity	15.9%
Duration	4.3 Years
Average Effective Maturity	5.8 Years
Percentage of Leveraged Assets	13.4%
Total Number of Holdings	153

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MARCH 31, 2008

% OF DEBT SECURITIES		% OF DEBT SECURITIES
AAA	14.2%	B	18.3%
AA	1.8%	CCC	9.8%
A	2.1%	CC	5.5%
BBB	12.3%	C	0.7%
BB	7.9%	Not Rated	27.4%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MARCH 31, 2008

% OF TOTAL INVESTMENTS
Corporate Bonds	31.3%
Collateralized Mortgage Obligations	24.4%
Collateralized Debt Obligations	21.4%
Common Stocks	5.9%
Collateralized Loan Obligations	5.5%
Equipment Leases	5.2%
Manufactured Housing Loans	2.2%
Home Equity Loans	1.4%
Certificate Backed Obligations	1.4%
Residential Mortgage-Backed Securities	0.1%
Short-Term Investments	1.2%

Total	100.0%

†	The Fund’s composition is subject to change.

(Unaudited)

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

NAV & MARKET PRICE HISTORY*

The graph below illustrates the net asset value and market price history of RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY) from the commencement of investment operations on January 19, 2006 to March 31, 2008.

*	Net asset value is calculated every day that the New York Stock Exchange is open as of the close of trading (normally 4:00 p.m. Eastern Time) by taking the closing market value of all portfolio securities, cash and other assets owned, subtracting all liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The market price is the last reported price at which a share of the Fund was sold on the New York Stock Exchange.

(Unaudited)

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MARCH 31, 2008	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(1)
MARKET VALUE	(56.41)%	(72.67)%	(39.20)%
NET ASSET VALUE	(52.34)%	(72.48)%	(40.71)%
LEHMAN BROTHERS BA U.S. HIGH YIELD INDEX(2)	(1.98)%	(1.25)%	—
*	Not annualized for periods less than one year.
(1)	The Fund commenced investment operations on January 19, 2006.

(2)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. Total returns assume an investment at the common share market price or net asset value at the beginning of the period, reinvestment of all dividends and other distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price (excluding any commissions) or net asset value at the end of the period. Returns shown in the table do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or on the sale of Fund shares. Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including possible loss of principal.

(Unaudited)

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade*–14.9% of Net Assets
	Certificate-Backed Obligations (“CBO”)–1.5%
1,000,000	CBC Insurance Revenue Securitization LLC 2002-A C, 8.880% 2/15/23 (Acquired 10/26/07, Cost $902,826) †#	$797,500
3,000,000	Diversified Asset Securitization Holdings III 1A A3L, 5.436% 7/5/36 (Acquired 2/6/07, Cost $2,315,359) †#	900,000

		1,697,500

	Collateralized Debt Obligations (“CDO”)–10.2%
3,000,000	CDO Repack SPC Ltd. 2006-BRGA, 12/5/51 #~	300
2,000,000	Kodiak CDO 2007-2A E, 6.412% 11/7/42 (Acquired 6/29/07, Cost $1,967,466) †#	90,000
3,000,000	Lincoln Park Referenced Link Notes 2001-1, 6.671% 7/30/31 (Acquired 9/12/06, Cost $2,690,593) †#	1,830,000
4,032,354	Millstone III-A CDO Ltd., 7/5/46 #~	403
1,500,000	Preferred Term Securities XXVIII, Ltd., 4.434% 3/22/38 (Acquired 12/12/07, Cost $1,371,552) †#	1,087,500
2,991,609	Pyxis Master Trust 2006-7, 7.709% 10/1/37 (Acquired 11/21/06, Cost $2,991,609) †#	127,143
9,000,000	Steers Delaware Business Trust 2007-A, 5.384% 6/20/18 (Acquired 2/9/07–8/24/07, Cost $8,985,838) †#	7,920,000
6,184,958	Taberna Preferred Funding Ltd. 2006-6A, 6.096% 12/5/36 (Acquired 6/27/06, Cost $6,153,303) †#	61,850
4,730,222	Taberna Preferred Funding Ltd. 2006-7A C1, 1.000% 2/5/37 (Acquired 9/28/06, Cost $4,659,370) †#	94,604

		11,211,800

	Home Equity Loans–0.8%
681,425	Fremont Home Loan Trust 2004-4 M7, 4.319% 3/25/35	355,395
13,585,966	United Capital Markets, Inc. 2003-A, 2.300% 11/8/27 interest-only strips (Acquired 12/19/07, Cost $551,905) †#	555,666

		911,061

	Manufactured Housing Loans–2.4%
2,783,552	Mid-State Trust 2005-1 B, 7.758% 1/15/40	2,593,569

	Total Asset-Backed Securities–Investment Grade* (cost $42,427,113)	16,413,930

Asset-Backed Securities–Below Investment Grade or Unrated*–24.8% of Net Assets
	Collateralized Debt Obligations (“CDO”)–12.7%
2,000,000	801 Grand CDO 2006-1 LLC, 8.542% 9/20/16 (Acquired 8/4/06, Cost $1,970,733) †#	1,315,000

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
3,000,000	Aardvark Asset-Backed Securities CDO 2007-1A, 7/6/47 in default #~	$300
4,000,000	Acacia CDO, Ltd. 10A, 4.570% 9/7/46 (Acquired 8/3/06, Cost $1,914,575) †#	160,000
6,000,000	Aladdin CDO I Ltd. 2006-3A, 7.542% 10/31/13 (Acquired 8/7/06–7/2/07, Cost $3,470,236) †#	615,000
365,000	Attentus CDO Ltd. 2006-2A E2, 10/9/41 #~	5,475
2,000,000	Attentus CDO Ltd. 2006-2A F1, 10/9/41 (Acquired 10/12/06, Cost $1,952,100) †#~	15,000
910,000	Attentus CDO Ltd. 2006-2A F2, 10/9/41 #~	6,825
4,000,000	Attentus CDO Ltd. 2007-3A F2, 10/11/42 (Acquired 11/8/07, Cost $3,846,202) †#~	10,000
3,115,979	Broderick CDO Ltd. 2007-3A D, 6.808% 12/6/50 (Acquired 3/8/07, Cost $3,057,906) †#	312
1,000,000	Cairn Mezzanine Asset-Backed CDO PLC 2007-3A, 3.688% 8/13/47 #	100
5,000,000	Dillon Read CDO Ltd. 2006-1A, 13.000% 12/5/46 (Acquired 11/2/06, Cost $4,392,828) †#	1,287,500
2,500,000	Duane Park, 11.000% 6/27/16 (Acquired 12/20/07, Cost $1,001,350) †#	468,750
2,000,000	Gulf Stream Atlantic CDO Ltd. 2007-1A, 7/13/47 (Acquired 2/28/07, Cost $1,688,637) †#~	200
2,897,636	IMAC CDO Ltd. 2007-2A E, 10/20/50 (Acquired 5/4/07, Cost $2,772,069) †#~	290
3,000,000	Preferred Term Securities II, Ltd., 10.000% 5/22/33 (Acquired 8/22/07, Cost $1,978,762) †#	952,500
1,000	Ischus CDO III, 7/3/46 (Acquired 6/22/07, Cost $610,000) †#	9,000
2,000,000	IXIS ABS 1 Ltd., 12/12/46 (Acquired 11/15/06, Cost $1,575,120) †#~	40,000
15,000,000	Kenmore Street Synthetic CDO 2006-1A, 7.542% 4/30/14 (Acquired 8/25/06–12/29/06, Cost $8,524,153) †#	1,762,500
2,000,774	Knollwood CDO Ltd. 2006-2A E, 10.377% 7/13/46 (Acquired 8/24/06, Cost $2,000,774) †#	200
3,000,000	Knollwood CDO Ltd. 2006-2A SN, 7/13/46 #~	300
6,000,000	Kodiak CDO 2006-1A, 8/7/37 (Acquired 9/29/06, Cost $5,429,282) †#~	15,000
3,133,608	Kodiak CDO 2006-1A G, 6.662% 8/7/37 (Acquired 12/12/06–2/8/07, Cost $3,051,911) †#	7,834
3,933,458	Lancer Funding Ltd. 2007-2A A3, 7/15/47 in default (Acquired 5/24/07, Cost $3,593,214) †#~	393

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
4,671,365	Lexington Capital Funding Ltd. 2007-3A F, 8.551% 4/10/47 (Acquired 2/9/07, Cost $4,535,208) †#	$163,498
5,000,000	Linker Finance PLC 16A E, 6.059% 5/19/45 (Acquired 5/19/06, Cost $4,857,192) †#	237,500
3,117,302	Newbury Street CDO Ltd. 2007-1A D, 6.858% 3/4/53 (Acquired 3/8/07, Cost $3,073,648) †#	312
1,961,789	Norma CDO Ltd. 2007-1A E, 7.339% 3/11/49 (Acquired 3/1/07, Cost $1,942,679) †#	19,618
2,000,000	Parcs-R 2007-8, 5.099% 1/25/46 (Acquired 6/21/07, Cost $2,000,000) †#	185,000
2,000,000	Pasa Funding Ltd. 2007-1A D, 4/7/52 in default #~	200
3,000,000	Preferred Term Securities XXI, Ltd., 10.000% 3/22/38 (Acquired 3/8/06–7/31/07, Cost $2,795,851) †#	585,000
998,147	Preferred Term Securities XXI-2TR, 9.999% 3/22/38 (Acquired 6/29/07, Cost $956,773) †#	429,203
4,600,000	Preferred Term Securities XXII, Ltd., 9/22/36 (Acquired 8/4/06–2/26/07, Cost $4,540,443) †~	1,534,560
3,800,000	Preferred Term Securities XXIII, Ltd., 12/22/36 (Acquired 12/4/06–2/26/07, Cost $3,731,695) †~	1,581,940
3,000,000	Preferred Term Securities XXVIII, Ltd., 10.000% 3/22/38 (Acquired 12/12/07, Cost $2,960,263) †#	2,085,000
1,995,046	Pyxis Master Trust, 7.709% 10/1/37 (Acquired 11/21/06, Cost $1,995,046) †#	84,788
1,923,503	Sharps CDO 2006-1A D, 5/8/46 (Acquired 12/5/07, Cost $1,825,560) †#~	14,426
1,000,000	Squared CDO Ltd. 2007-1A C, 8.089% 5/11/57 (Acquired 5/11/07, Cost $975,440) †#	10,000
1,023,991	Tahoma CDO Ltd. 2007-2A D, 7.300% 9/15/47 (Acquired 3/28/07, Cost $955,743) †#	7,680
2,000,000	Trapeza CDO I LLC 2006-10A, 6/6/41 #~	10,000
2,000,000	Trapeza CDO I LLC 2006-10A D2, 8.700% 6/6/41 (Acquired 6/15/06, Cost $2,000,000) †#	190,000
2,000,000	Trapeza CDO I LLC 2006-11A, 10/10/41 #~	200
2,000,000	Trapeza CDO I LLC 2006-11A F, 10/10/41 #~	15,000
2,000,000	Tricadia CDO Ltd. 2006-5A, 15.000% 6/19/46 (Acquired 3/5/07, Cost $1,542,871) †#	55,000
3,500	WEBS CDO 2006-1 PS, 4/13/47 (Acquired 12/7/06, Cost $3,150,000) †#	35

		13,881,439

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Loan Obligations (“CLO”)–5.9%
3,000	Credit Genesis CLO 2005, 6/23/10 (Acquired 8/8/06, Cost $2,970,000) †#	$1,950,000
4,000,000	Eirles Two Ltd. 262, 8.612% 8/3/21 #	2,480,000
3,500,000	Eirles Two Ltd. 263, 11.112% 8/3/21 #	1,995,000

		6,425,000

	Equipment Leases–5.5%
8,480,190	Aerco Limited 1X C1, 7/15/23 #~	212,005
7,498,559	Aerco Limited 2A B2, 7/15/25 (Acquired 7/25/06–12/3/07, Cost $3,831,627) †#~	562,392
6,341,288	Aerco Limited 2A C2, 7/15/25 (Acquired 1/31/06–8/17/06, Cost $2,297,201) †#~	253,652
3,585,626	Aviation Capital Group Trust 2000-1A C1, 4.768% 11/15/25 (Acquired 2/1/06, Cost $1,509,738) †#	233,066
2,072,495	Aviation Capital Group Trust 2000-1I D1, 8.500% 11/15/25 (Acquired 2/1/06, Cost $1,167,983) †#	321,237
1,881,847	DVI Receivables Corp. 1999-2 A4, 11/13/08 #~	207,003
1,917,170	DVI Receivables Corp. 2001-2 A4, 4.613% 11/11/09 #	766,868
3,286,329	Guggenheim Equipment Trust 2007-1A, 11.193% 7/15/31 (Acquired 5/10/07–7/31/07, Cost $2,419,643) †#	1,906,136
63,000,000	United Capital Aviation Trust 2005-1 B2, 7/15/31 (Acquired 3/30/06, Cost $7,753,710) †#~	1,575,000

		6,037,359

	Home Equity Loans–0.7%
2,596,878	Equifirst Mortgage Loan Trust 2004-3 N3, 12/25/34 (Acquired 12/7/06, Cost $2,543,224) †#~	12,984
3,000,000	Fremont Home Loan Trust 2005-2 B3, 5.349% 6/25/35 (Acquired 2/13/06, Cost $2,406,142) †#	264,300
197,358	Meritage Asset Holdings 2004-2 N6, 9.000% 1/25/35 (Acquired 12/7/06, Cost $195,647) †#	99
6,102,000	New Century Home Equity Loan Trust 2006-2 M10, 4.599% 8/25/36 #	375,273
1,617,062	Soundview Trust 2005-1N N2, 6.413% 4/25/35 (Acquired 12/7/06, Cost $1,555,324) †#~	34,605
1,500,000	Soundview Trust 2005-1N N3, 4/25/35 (Acquired 12/7/06, Cost $1,477,656) †#	150
12,798,000	Terwin Mortgage Trust 2006-R2 A, 3.196% 12/25/36 (Acquired 3/8/06, Cost $10,969,418) †#~	102,383

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Home Equity Loans (continued)
7,000,000	Terwin Mortgage Trust 2006-R3, 6/26/37 (Acquired 6/30/06, Cost $5,794,108) †#	$700

		790,494

	Total Asset-Backed Securities–Below Investment Grade or Unrated* (cost $172,464,323)	27,134,292

Corporate Bonds–Investment Grade*–3.2% of Net Assets
	Finance–2.3%
3,000,000	Catlin Insurance Company Ltd., 7.249% 12/31/49 (Acquired 11/2/07, Cost $2,830,075) †	2,504,010

	Special Purpose Entities–0.9%
3,000,000	Fixed Income Pass-Through Trust 2007-C JPM Class B, 5/15/77 (Acquired 6/22/07, Cost $3,060,454) †#~	990,000

	Total Corporate Bonds–Investment Grade* ($5,890,529)	3,494,010

Corporate Bonds–Below Investment Grade or Unrated*–30.2% of Net Assets
	Apparel–3.0%
4,344,000	Rafaella Apparel Group, Inc., 11.250% 6/15/11	3,258,000

	Automotives–1.9%
1,175,000	General Motors, 8.375% 7/15/33	828,375
4,472,000	Metaldyne Corp., 11.000% 6/15/12	1,252,160

		2,080,535

	Basic Materials–2.9%
600,000	AmeriCast Technologies Inc., 11.000% 12/1/14 (Acquired 11/21/06–3/30/07, Cost $613,589) †	516,750
3,720,000	Key Plastics LLC, 11.750% 3/15/13 (Acquired 3/12/07–6/19/07, Cost $3,734,722) †	2,678,400

		3,195,150

	Communications–0.7%
1,500,000	CCH I Holdings LLC, 11.750% 5/15/14	757,500

	Consulting Services–2.9%
4,000,000	MSX International Inc., 12.500% 4/1/12 (Acquired 3/30/07–4/23/07, Cost $3,978,937) †	3,200,000

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Below Investment Grade or Unrated* (continued)
	Entertainment–2.0%
2,590,000	French Lick Resorts & Casino LLC, 10.750% 4/15/14 (Acquired 2/7/07–5/14/07, Cost $2,385,206) †	$1,554,000
1,075,000	Six Flags Inc., 9.625% 6/1/14	607,375

		2,161,375

	Finance–3.6%
3,065,000	Advanta Capital Trust I, 8.990% 12/17/26	1,984,588
2,000,000	Assurance America, 10.500% 12/31/35 (Acquired 2/2/07, Cost $1,959,208) †#	1,960,000
500,000	Security Capital Assurance Ltd., 6/17/49~	25,000

		3,969,588

	Industrials–1.6%
393,957	Home Products Inc., pays-in-kind 3/20/17 #~	77,019
475,000	Momentive Performance, 11.500% 12/1/16	361,594
2,575,000	Terphane Holding Corp., 12.500% 6/15/09 (Acquired 4/25/06–10/10/07, Cost $2,552,113) †	1,364,750

		1,803,363

	Manufacturing–3.3%
4,750,000	MAAX Corp., 9.750% 6/15/12	1,045,000
2,850,000	Wolverine Tube, Inc., 10.500% 4/1/09	2,550,750

		3,595,750

	Oil & Natural Gas–0.7%
800,000	Seametric International, 11.625% 5/25/12 (Acquired 5/25/07, Cost $790,481) †#	738,000

	Paper Products–0.6%
925,000	Corp Durango SAB de CV, 10.500% 10/5/17 (Acquired 10/26/07, Cost $919,470) †	693,750

	Real Estate Management–0.9%
2,250,000	Realogy Corp., 12.375% 4/15/15	1,001,250

	Retail–1.8%
1,579,000	Lazydays RV Center Inc., 11.750% 5/15/12	1,255,305
1,715,000	Uno Restaurant Corp., 10.000% 2/15/11 (Acquired 2/28/06–6/29/06, Cost $1,456,754) †	686,000

		1,941,305

	Special Purpose Entities–0.4%
776,000	Interactive Health LLC, 7.250% 4/1/11 (Acquired 1/31/06–12/11/06, Cost $644,141) †	465,600

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Below Investment Grade or Unrated* (continued)
	Telecommunications–2.1%
3,000,000	Primus Telecommunications GP, 8.000% 1/15/14	$1,290,000
1,425,000	Securus Technologies Inc., 11.000% 9/1/11	1,026,000

		2,316,000

	Tobacco–1.8%
3,075,000	North Atlantic Trading Co., 9.250% 3/1/12	1,998,750

	Total Corporate Bonds–Below Investment Grade or Unrated* ($51,152,389)	33,175,916

Mortgage-Backed Securities–Investment Grade*–8.9% of Net Assets
	Collateralized Mortgage Obligations–8.9%
860,281	Countrywide Alternative Loan Trust 2005-49CB A5, 5.500% 11/25/35	768,469
1,976,096	Countrywide Alternative Loan Trust 2005-56 M4, 3.519% 11/25/35 #	917,106
637,490	Deutsche Alt-A Securities Inc. Mortgage Loan 2006-AF1 A5, 2.879% 4/25/36	314,546
7,000,000	Deutsche Mortgage Securities, Inc. 2006-RS1 N2, 4.393% 9/27/35 (Acquired 2/5/07, Cost $7,033,590) †#	4,550,000
2,000,626	Residential Accredit Loans, Inc. 2006-Q08 M4. 3.129% 10/25/46 #	442,799
166,181,788	Residential Accredit Loans Inc. 2007-QH8 P, 0.500% 10/25/37 interest-only strips #	681,345
4,788,347	Structured Asset Investment Loan Trust 2004-7A B, 8/27/34 (Acquired 12/7/06, Cost $4,719,829) †#~	16,280
5,000,000	Structured Asset Mortgage Investments Inc. 2006-AR3 1B1, 2.999% 4/25/36	2,083,995

	Total Mortgage-Backed Securities–Investment Grade* ($19,183,816)	9,774,540

Mortgage-Backed Securities–Below Investment Grade or Unrated*–17.2% of Net Assets
	Collateralized Mortgage Obligations–17.1%
921,004	Countrywide Asset Backed Certificates 2006-SPS2 A, 2.759% 5/25/26	385,377
3,100,000	First Franklin Trust 2004-FFH4 N4, 1/21/35 (Acquired 1/27/06, Cost $3,037,282) †#~	310
6,450,000	Greenwich Structured Adjustable Rate Mortgage Products 2005-3A N2, 2.000% 6/27/35 (Acquired 2/15/06, Cost $4,116,525) †#	3,063,750
13,716,470	Greenwich Structured Adjustable Rate Mortgage Products 2005-4A N-2, 7/27/45 (Acquired 2/15/06, Cost $7,357,387) †#~	6,172,411

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Mortgage Obligations (continued)
3,500,000	GSAMP Trust 2006-S3 A2, 5.769% 5/25/36	$1,073,975
5,000,000	Harborview Corp. 2006-8A N5, 7/21/36 (Acquired 10/11/06, Cost $2,213,751) †#~	1,440,550
1,000,000	Harborview Corp. 2006-14 N4, 8.350% 3/19/38 (Acquired 3/6/07, Cost $847,352) †#	794,390
6,000,000	Harborview Corp. 2006-14 PS, 12/19/36 (Acquired 3/6/07, Cost $1,292,081) †#~	79,260
3,945,679	Harborview Mortgage Loan Trust 2006-4 B11, 4.309% 5/19/47 (Acquired 5/23/06, Cost $2,495,490) †#	308,158
4,167,147	Harborview Mortgage Loan Trust 2006-CB1 2B5, 4.349% 3/25/36 #	699,747
1,167,903	Harborview Mortgage Loan Trust 2006-CB1 2B6, 4.349% 3/25/36 #	65,368
6,000,000	Long Beach Asset Holdings Corp. 2005-WL1 N4, 7.500% 6/25/45 (Acquired 12/7/06, Cost $5,523,482) †#	27,900
2,000,000	Long Beach Mortgage Loan Trust 2005-2 B2, 5.349% 4/25/35 (Acquired 4/24/06, Cost $1,780,705) †#	161,660
3,476,070	Long Beach Mortgage Loan Trust 2005-WL2 B3, 5.635% 8/25/35 (Acquired 10/20/06–3/6/07, Cost $2,634,650) †#	87,945
4,000,000	Park Place Securities Inc. 2005-WCW2 M11, 5.099% 7/25/35 (Acquired 2/10/06, Cost $3,072,603) †#	121,600
4,000,000	Park Place Securities Inc. 2005-WCW3 M10, 5.099% 8/25/35 #	866,520
3,000,000	Park Place Securities Inc. 2005-WHQ3 M11, 5.099% 6/25/35 #	1,486,020
2,000,000	Sharp SP I LLC Trust 2006-A HM3 N3, 12.500% 10/25/46 (Acquired 10/13/06, Cost $2,000,000) †#	1,735,640
1,306,113	Structured Asset Investment Loan Trust 2004-8 B2, 5.000% 9/25/34	67,812
2,500,000	Structured Asset Investment Loan Trust 2005-HE1 B1, 5.099% 7/25/35 #	143,500

		18,781,893

	Residential Mortgage-Backed Securities–0.1%
9	Harborview 2006-8, 7/22/36 (Acquired 10/11/06, Cost $0) †#	1
67,000	Indymac Indx CI-1 Corp., 6/25/46 (Acquired 7/20/06, Cost $1,820,859) †#	46,230

		46,231

	Total Mortgage-Backed Securities–Below Investment Grade or Unrated* (cost $51,973,697)	18,828,124

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Common Stocks–6.3% of Net Assets
	Communications–0.1%
4,800	Consolidated Communications Holdings, Inc.	$72,624

	Consumer Products–0.2%
15,758	Home Products #~	473
221,000	Insight Health Services Holdings Corp ~	223,210

		223,683

	Energy–0.6%
7,400	Legacy Reserves LP	147,704
196,750	Pinnacle Gas Resources, Inc. ~	497,778

		645,482

	Financials–1.9%
35,000	FSI Realty Trust (Acquired 5/3/07, Cost $350,000) †~	43,750
200,000	FSI Realty Trust Regulation D (Acquired 5/24/07, Cost $1,880,060) †~	250,000
52,941	Mid Country (Acquired 5/25/07, Cost $899,997) †#~	682,939
120,700	Star Asia Financial Ltd. (Acquired 3/2/07–8/1/07, Cost $1,237,200) †	1,116,475

		2,093,164

	Industrials–1.7%
17,200	Aircastle Limited	193,500
10,300	Diana Shipping Inc.	270,684
32,600	OceanFreight Inc.	712,962
39,700	Orion Marine Group (Acquired 5/17/07–8/1/07, Cost $552,750) †~	474,415
1,300	Port Townsend Paper Corp. ~	214,500

		1,866,061

	Technology–1.8%
385,900	Banctec Inc. (Acquired 6/27/07–8/1/07, Cost $3,087,200) †~	1,929,500
3,462	Taiwan Semiconductor Manufacturing Company Ltd.	35,555

		1,965,055

	Total Common Stocks (cost $17,176,734)	6,866,069

Eurodollar Time Deposits–1.3% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated March 31, 2008 1.000% maturing at $1,402,062 on April 1, 2008.	1,402,023

	Total Investments–106.8% of Net Assets (cost $361,670,624)	117,088,904

	Other Assets and Liabilities, net–(6.8%) of Net Assets	(7,456,389)

	Net Assets	$109,632,515

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK MULTI-SECTOR

HIGH INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

†	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

‡	See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

~	Non-income producing security. In the case of bonds, they missed their last coupon payment.

#	Security valued at fair value—See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

Substantially all of the Fund’s investment securities, other than equity securities, are pledged as collateral under the line of credit.

*	Ratings are unaudited.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

RMK Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Adviser will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below investment grade debt securities (commonly referred to as “junk bonds”) to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade debt securities at some times and in below investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to 33 1/3% of its total assets (in each case including the amounts obtained through leverage). The Fund may vary its use of leverage in response to changing market conditions.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below investment grade bonds are also subject

(Unaudited)

RMK STRATEGIC INCOME FUND, INC.

to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months and the fiscal year ended March 31, 2008, the Fund had a total return of -56.87% and -74.01%, respectively, based on market price and reinvested dividends and other distributions. For the six months and the fiscal year ended March 31, 2008, the Fund had a total return of -51.95% and -70.24%, respectively, based on net asset value and reinvested dividends and other distributions. For the six months and the twelve months ended March 31, 2008, the Lehman Brothers Ba U.S. High Yield Index(1) had a total return of -1.98% and -1.25%, respectively.

The very difficult market conditions for credit-oriented securities that were prevalent at the Fund’s semi-annual update continued into the new year, with the first calendar quarter of 2008 being perhaps the worst market conditions we have seen up to this point. The collapse and subsequent government sponsored rescue of Bear Stearns poignantly illustrates the continuing withdrawal of credit availability and liquidity in the current market environment.

It goes without saying that we have been very disappointed with the Fund’s performance over the past year. In the past, our allocation of assets across a wide variety of collateral and security types had proven beneficial to the Fund’s performance. In this market cycle, however, these assets have suffered from extreme illiquidity along with assets that have in fact suffered actual credit deterioration. Although the headlines are dominated by references to the subprime mortgage crisis and the bursting of the real estate bubble, the most difficult management issue has been the complete disappearance of market making capacity of the primary broker-dealer community. Bear Stearns has in fact exited the market, but as a practical matter, most other primary dealers have either ceased to, or no longer have the capacity to commit capital to any of the credit sensitive sectors.

Lending against all but the most liquid, highly rated assets is, for all practical purposes, no longer available. Consequently, our focus has had to become much

(Unaudited)

RMK STRATEGIC INCOME FUND, INC.

narrower. Although there is more potential for attractive returns in the market place today compared to the market environment immediately following the events of September 11, 2001, overall market liquidity concerns have restricted our capacity to take advantage of the current situation. Financial assets in general continue to be under pricing pressure, especially in the residential mortgage sector.

The Federal Open Market Committee has aggressively lowered short-term lending rates and has introduced a facility to allow primary broker-dealers access to the discount window. These are extremely important big picture developments. The eventual effort should be to provide some liquidity to the mortgage market and, with short-term rates now at a mere 2.0%, force more capital back into risky assets. At this point, there continues to be pervasive concerns about the direction of the economy and the health of our banking system. Such uncertainty continues to pressure market values by simply overwhelming any periodic buy interest with massive supply. However, we are seeing more opportunistic buyers beginning to participate and hopefully this will begin to shift the momentum. At this time, our focus will have to remain on stabilizing asset values and trying to identify those assets that have the highest probability of substantial recovery.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO STATISTICS†

AS OF MARCH 31, 2008

Average Credit Quality	BB
Current Yield	27.4%
Yield to Maturity	16.1%
Duration	3.7 Years
Average Effective Maturity	4.9 Years
Percentage of Leveraged Assets	12.7%
Total Number of Holdings	165

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MARCH 31, 2008

% OF DEBT SECURITIES		% OF DEBT SECURITIES
AAA	19.0%	B	22.0%
AA	1.1%	CCC	16.6%
A	1.9%	CC	3.7%
BBB	12.1%	C	1.1%
BB	6.5%	Not Rated	16.0%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MARCH 31, 2008

% OF TOTAL INVESTMENTS
Corporate Bonds	36.0%
Collateralized Mortgage Obligations	27.1%
Collateralized Debt Obligations	13.9%
Common Stocks	4.7%
Equipment Leases	3.6%
Certificate-Backed Obligations	3.5%
Collateralized Loan Obligations	3.2%
Home Equity Loans	3.1%
Manufactured Housing Loans	1.6%
Residential Mortgage-Backed Securities	0.1%
Municipal Securities	0.1%
Short-Term Investments	3.1%

Total	100.0%

†	The Fund’s composition is subject to change.

(Unaudited)

RMK STRATEGIC INCOME FUND, INC.

NAV & MARKET PRICE HISTORY*

The graph below illustrates the net asset value and market price history of RMK Strategic Income Fund, Inc. (NYSE: RSF) from the commencement of investment operations on March 18, 2004 to March 31, 2008.

*	Net asset value is calculated every day that the New York Stock Exchange is open as of the close of trading (normally 4:00 p.m. Eastern Time) by taking the closing market value of all portfolio securities, cash and other assets owned, subtracting all liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The market price is the last reported price at which a share of the Fund was sold on the New York Stock Exchange.

(Unaudited)

RMK STRATEGIC INCOME FUND, INC.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MARCH 31, 2008	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(1)
MARKET VALUE	(56.87)%	(74.01)%	(21.76)%
NET ASSET VALUE	(51.95)%	(70.24)%	(20.93)%
LEHMAN BROTHERS BA U.S. HIGH YIELD INDEX(2)	(1.98)%	(1.25)%	—

*	Not annualized for periods less than one year.

(1)	The Fund commenced investment operations on March 18, 2004.

(2)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. Total returns assume an investment at the common share market price or net asset value at the beginning of the period, reinvestment of all dividends and other distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing market price (excluding any commissions) or net asset value at the end of the period. Returns shown in the table do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or on the sale of Fund shares. Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including possible loss of principal.

(Unaudited)

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade*–18.5% of Net Assets
	Certificate-Backed Obligations (“CBO”)–4.5%
5,000,000	CBC Insurance Revenue Securitization LLC 2002-A C, 8.880% 2/15/23 (Acquired 1/24/07–10/25/07, Cost $4,919,071) †#	$3,987,500
1,902,416	MKP CBO I Ltd., 4A CS 2.000% 7/12/40 (Acquired 3/9/05, Cost $1,902,416) †#	123,657

		4,111,157

	Collateralized Debt Obligations (“CDO”)–8.5%
2,000,000	CDO Repack SPC Ltd. 2006-BRGA, 12/5/51 #~	200
1,445,150	Fort Dequesne CDO Ltd. 2006-1A D, 6.203% 10/26/46 (Acquired 3/8/07, Cost $1,138,876) †#	25,290
3,610,159	High Income Trust Securities Inc. 2003-1A B, 3.628% 11/6/37 (Acquired 12/18/06, Cost $2,589,534) †#	279,787
1,000,000	Kodiak CDO 2007-2A E, 6.412% 11/7/42 (Acquired 6/29/07, Cost $983,734) †#	45,000
2,000,000	Lincoln Park Referenced Link Notes 2001-1, 6.671% 7/30/31 (Acquired 9/12/06, Cost $1,793,727) †#	1,220,000
2,950,502	Millstone III-A CDO Ltd., 7/5/46 #~	295
3,000,000	Palmer Square 2A CN, 11/2/45 (Acquired 10/25/05, Cost $2,985,915) †#~	7,500
1,000,000	Preferred Term Securities XXVIII, Ltd., 4.434% 3/22/38 (Acquired 12/12/07, Cost $914,368) †#	725,000
2,991,609	Pyxis Master Trust 2006-7, 7.709% 10/1/37 (Acquired 11/21/06, Cost $2,991,609) †#	127,143
6,000,000	Steers Delaware Business Trust 2007-A, 5.384% 6/20/18 (Acquired 11/21/06, Cost $5,990,559) †#	5,280,000
4,123,306	Taberna Preferred Funding Ltd. 2006-6A, 6.096% 12/5/36 (Acquired 6/27/06, Cost $4,102,201) †#	41,233
2,838,133	Taberna Preferred Funding Ltd. 2006-7A C1, 1.000% 2/5/37 (Acquired 9/28/06, Cost $2,795,628) †#	56,763

		7,808,211

	Home Equity Loans–3.4%
340,712	Fremont Home Loan Trust 2004-4 M7, 4.319% 3/25/35	177,697
3,915,000	Lake Country Mortgage Loan Trust 2006-HE1 M8, 5.349% 7/25/34 (Acquired 11/2/06, Cost $2,395,072) †#	2,332,674
13,594,096	United Capital Markets, Inc. 2003-A, 2.300% 11/8/27 interest-only strips (Acquired 12/19/07, Cost $552,238) †#	555,999

		3,066,370

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Investment Grade* (continued)
	Manufactured Housing Loans–2.1%
2,087,664	Mid-State Trust 2005-1 B, 7.758% 1/15/40	$1,945,177

	Total Asset-Backed Securities–Investment Grade (cost $43,942,362)	16,930,915

Asset-Backed Securities–Below Investment Grade or Unrated*–20.7% ofNet Assets
	Certificate-Backed Obligations (“CBO”)–0.1%
2,329,301	Helios Series I Multi-Asset CBO, Ltd. IA C, 7.706% 12/13/36 (Acquired 11/3/06, Cost $952,760) †#	46,586

	Collateralized Debt Obligations (“CDO”)–10.9%
1,000,000	801 Grand CDO 2006-1 LLC, 8.542% 9/20/16 (Acquired 8/21/07, Cost $720,254) †#	657,500
1,000,000	Aardvark Asset-Backed Securities CDO 2007-1A, 7/6/47 in default #~	100
3,000,000	Acacia CDO, Ltd. 10A, 4.570% 9/7/46 (Acquired 8/3/06, Cost $1,435,931) †#	120,000
4,000,000	Aladdin CDO I Ltd. 2006-3A, 7.542% 10/31/13 (Acquired 8/7/06–7/2/07, Cost $2,291,306) †#	410,000
270,000	Attentus CDO Ltd. 2006-2A E2, 10/9/41 #~	4,050
2,000,000	Attentus CDO Ltd. 2006-2A F1, 10/9/41 (Acquired 10/12/06, Cost $1,952,100) †#	15,000
680,000	Attentus CDO Ltd. 2006-2A F2, 10/9/41 #	5,100
3,000,000	Attentus CDO Ltd. 2007-3A F2, 10/11/42 (Acquired 1/18/07, Cost $2,884,128) †#~	7,500
2,077,319	Broderick CDO Ltd. 2007-3A D, 6.808% 12/6/50 (Acquired 3/8/07, Cost $2,038,604) †#	208
1,000,000	Cairn Mezzanine Asset-Backed CDO PLC 2007-3A, 3.688% 8/13/47 #	100
4,000,000	Dillon Read CDO Ltd. 2006-1A, 13.000% 12/5/46 (Acquired 11/2/06, Cost $3,514,261) †#	1,030,000
1,750,000	Duane Park, 11.000% 6/27/16 (Acquired 12/20/07, Cost $700,945) †#	328,125
4,000,000	Fiorente Funding Ltd. 2006-1A M1, 11/4/56 (Acquired 12/21/06, Cost $3,551,767) †#~	10,000
1,000,000	Gulf Stream Atlantic CDO Ltd. 2007-1A, 7/13/47 (Acquired 2/28/07, Cost $844,318) †#~	100
2,897,636	IMAC CDO Ltd. 2007-2A E, 10/20/50 (Acquired 5/4/07, Cost $2,772,069) †#~	290
1,000,000	IXIS ABS 1 Ltd., 12/12/46 (Acquired 11/15/06, Cost $787,560) †#~	20,000
13,000,000	Kenmore Street Synthetic CDO 2006-1A, 7.542% 4/30/14 (Acquired 8/25/06–12/29/06, Cost $7,387,248) †#	1,527,500

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
1,000,387	Knollwood CDO Ltd. 2006-2A E, 10.377% 7/13/46 (Acquired 8/24/06, Cost $1,000,387) †#	$100
3,000,000	Knollwood CDO Ltd. 2006-2A SN, 7/13/46 #~	300
4,000,000	Kodiak CDO 2006-1A, 8/7/37 (Acquired 9/29/06, Cost $3,619,520) †#~	10,000
3,133,608	Kodiak CDO 2006-1A G, 6.662% 8/7/37 (Acquired 11/13/06, Cost $3,061,970) †#	7,834
4,916,822	Lancer Funding Ltd. 2007-2A A3, 7/15/47 in default (Acquired 5/24/07, Cost $4,491,518) †#~	492
2,889,504	Lexington Capital Funding Ltd. 2007-3A F, 8.551% 4/10/47 (Acquired 2/9/07, Cost $2,805,283) †#	101,133
2,611,190	Lincoln Avenue Asset-Backed Securities CDO Ltd., 6.365% 7/5/46 (Acquired 7/10/06, Cost $2,599,225) †#	261
2,000,000	Linker Finance PLC 16A E, 6.059% 5/19/45 (Acquired 5/19/06, Cost $1,942,876) †#	95,000
1,039,100	Newbury Street CDO Ltd. 2007-1A D, 6.858% 3/4/53 (Acquired 3/8/07, Cost $1,024,549) †#	104
1,961,789	Norma CDO Ltd. 2007-1A E, 7.339% 3/11/49 (Acquired 3/1/07, Cost $1,942,679) †#	19,618
1,981,374	Orchid Structured Finance CDO Ltd. 2006-3A E, 8.396% 1/6/46 (Acquired 3/9/06, Cost $1,981,373) †#	9,907
1,500,000	Parcs-R 2007-8, 5.099% 1/25/46 (Acquired 6/21/07, Cost $1,500,000) †#	138,750
1,000,000	Pasa Funding Ltd. 2007-1A D, 4/7/52 in default #~	100
1,000,000	Preferred Term Securities II, Ltd., 10.000% 5/22/33 (Acquired 7/29/05, Cost $1,085,503) †#	317,500
3,000,000	Preferred Term Securities XXI, Ltd., 10.000% 3/22/38 (Acquired 3/28/06–7/31/07, Cost $2,795,852) †#	585,000
999,070	Preferred Term Securities XXI-2TR, 9.999% 3/22/38 (Acquired 6/29/07, Cost $957,657) †#	429,600
2,400,000	Preferred Term Securities XXII, Ltd., 9/22/36 (Acquired 2/26/07, Cost $2,372,895) †~	800,640
3,200,000	Preferred Term Securities XXIII, Ltd., 12/22/36 (Acquired 12/4/06–2/26/07, Cost $3,138,533) †~	1,332,160
2,000,000	Preferred Term Securities XXVIII, Ltd., 10.000% 3/22/38 (Acquired 12/12/07, Cost $1,973,509) †#	1,390,000
997,523	Pyxis Master Trust, 7.709% 10/1/37 (Acquired 11/21/06, Cost $997,523) †#	42,395

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
1,000,000	Regional Diversified Funding, 1/25/36 (Acquired 4/15/05, Cost $1,000,000) †#~	$355,000
2,885,255	Sharps CDO 2006-1A D, 5/8/46 (Acquired 12/5/07, Cost $2,738,340) †#~	21,639
1,000,000	Squared CDO Ltd. 2007-1A C, 8.089% 5/11/57 (Acquired 5/11/07, Cost $975,440) †#	10,000
1,500,000	Trapeza CDO I LLC 2006-10A, 6/6/41 #~	7,500
2,000,000	Trapeza CDO I LLC 2006-10A D2, 8.700% 6/6/41 (Acquired 6/15/06, Cost $2,000,000) †#	190,000
2,000,000	Trapeza CDO I LLC 2006-11A, 10/10/41 #~	200
2,000,000	Trapeza CDO I LLC 2006-11A F, 10/10/41 #~	15,000
2,000	WEBS CDO 2006-1 PS, 4/13/47 (Acquired 12/7/06, Cost $1,800,000) †#~	20

		10,015,826

	Collateralized Loan Obligations (“CLO”)–4.2%
1,000	Credit Genesis CLO 2005, 6/23/10 (Acquired 6/23/05, Cost $1,000,000) †#~	650,000
2,000,000	Eirles Two Ltd. 262, 8.612% 8/3/21 #	1,240,000
3,500,000	Eirles Two Ltd. 263, 11.112% 8/3/21 #	1,995,000

		3,885,000

	Equipment Leases–4.7%
8,438,000	Aerco Limited 1X C1, 7/15/23 #~	210,950
7,123,631	Aerco Limited 2A B2, 7/15/25 (Acquired 7/25/06–12/3/07, Cost $3,511,353) †#~	534,272
9,511,932	Aerco Limited 2A C2, 7/15/25 (Acquired 10/20/05–8/17/06, Cost $3,396,949) †#~	380,477
626,718	DVI Receivables Corp. 2001-2 A3, 3.519% 11/8/31 #	238,153
879,510	DVI Receivables Corp. 2001-2 A4, 4.613% 11/11/09 #	351,804
3,346,529	DVI Receivables Corp. 2002-1 A3A, 3.350% 6/11/10 #	1,003,959
2,768,946	Guggenheim Equipment Trust 2007-1A, 11.193% 7/15/31 (Acquired 5/10/07–7/31/07, Cost $2,044,343) †#	1,606,044

		4,325,659

	Home Equity Loans–0.7%
330,984	Aames Mortgage Trust 2001-3 B, 7.130% 11/25/31 #	10,373
121,028	ACE Securities Corp. 2004-HS1 M6, 6.099% 2/25/34	24,004
921,999	Amresco Residential Securities Mortgage Loan Trust 1999-1 B, 11/25/29~	138,089

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Asset-Backed Securities–Below Investment Grade or Unrated* (continued)
	Home Equity Loans (continued)
2,325,700	Asset-Backed Securities Corp. Home Equity 2002-HE3 M4, 7.318% 10/15/32	$379,957
3,000,000	Meritage Asset Holdings 2005-2 N4, 7.500% 11/25/35 (Acquired 10/26/05, Cost $2,336,485) †#	27,000
2,000,000	Meritage Mortgage Loan Trust 2005-3 B2, 5.599% 1/25/36 (Acquired 11/21/05, Cost $1,650,358) †#	97,400
932,634	Terwin Mortgage Trust 2005-7SL, 7/25/35 (Acquired 7/29/05, Cost $813,974) †#~	93
872,156	Terwin Mortgage Trust 2005-11SL B7, 11/25/36 (Acquired 10/31/05, Cost $695,599) †#~	15,699
3,000,000	Terwin Mortgage Trust 2005-R1, 12/28/36 (Acquired 12/21/05, Cost $2,221,684) †#~	8,250
2,000,000	Terwin Mortgage Trust 2006-R3, 6/26/37 (Acquired 6/30/06, Cost $1,655,458) †#~	200

		701,065

	Manufactured Housing Loans–0.1%
49,560	Greenpoint Manufactured Housing 2000-1 M2, 8.780% 3/20/30	34

	Total Asset-Backed Securities–Below Investment Grade or Unrated* (cost $125,423,189)	18,974,170

Corporate Bonds–Investment Grade*–1.8% of Net Assets
	Finance–1.1%
1,150,000	Catlin Insurance Company Ltd., 7.249% 12/31/49 (Acquired 11/2/07, Cost $1,084,862) †	959,871

	Special Purpose Entities–0.7%
2,000,000	Fixed Income Pass-Through Trust 2007-C JPM Class B, 5/15/77 (Acquired 6/22/07, Cost $2,040,301) †#~	660,000

	Total Corporate Bonds–Investment Grade (cost $3,125,163)	1,619,871

Corporate Bonds–Below Investment Grade or Unrated*–43.9% of Net Assets
	Apparel–3.1%
3,817,000	Rafaella Apparel Group Inc., 11.250% 6/15/11	2,862,750

	Automotives–1.8%
950,000	General Motors, 8.375% 7/15/33	669,750
3,575,000	Metaldyne Corp., 11.000% 6/15/12	1,001,000

		1,670,750

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Below Investment Grade or Unrated* (continued)
	Basic Materials–5.5%
2,575,000	AmeriCast Technologies Inc., 11.000% 12/1/14 (Acquired 11/21/06–3/30/07, Cost $2,604,272) †	$2,217,719
2,850,000	Key Plastics LLC, 11.750% 3/15/13 (Acquired 3/12/07–6/19/07, Cost $2,860,239) †	2,052,000
1,150,000	Noranda Aluminium Holding Corp., 11/15/14 (Acquired 7/17/07–7/23/07, Cost $1,110,570) †~	845,250

		5,114,969

	Communications–1.9%
3,450,000	CCH I Holdings LLC, 11.750% 5/15/14	1,742,250

	Consulting Services–2.5%
2,800,000	MSX International Inc., 12.500% 4/1/12 (Acquired 3/30/07–4/23/07, Cost $2,784,428) †	2,240,000

	Entertainment–2.4%
2,000,000	French Lick Resorts & Casino LLC, 10.750% 4/15/14 (Acquired 2/7/07–5/14/07, Cost $1,836,764) †	1,200,000
1,675,000	Six Flags Inc., 9.625% 6/1/14	946,375

		2,146,375

	Finance–2.8%
2,450,000	Advanta Capital Trust I, 8.990% 12/17/26	1,586,375
1,000,000	Asure Float, 10.500% 12/31/35 (Acquired 2/7/07, Cost $979,593) †#	980,000
500,000	Security Capital Assurance Ltd., 6/17/49~	25,000

		2,591,375

	Industrials–3.8%
341,566	Home Products Inc., pays-in-kind 3/20/17 #~	66,776
2,875,000	Momentive Performance, 11.500% 12/1/16	2,188,594
2,240,000	Terphane Holding Corp., 12.500% 6/15/09 (Acquired 4/25/06–10/10/07, Cost $2,220,551) †	1,187,200

		3,442,570

	Manufacturing–5.0%
3,000,000	JB Poindexter & Co. Inc., 8.750% 3/15/14	1,953,750
3,400,000	MAAX Corp., 9.750% 6/15/12	748,000
2,125,000	Wolverine Tube, Inc., 10.500% 4/1/09	1,901,875

		4,603,625

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Corporate Bonds–Below Investment Grade or Unrated* (continued)
	Oil & Natural Gas–1.5%
1,500,000	Seametric International, 11.625% 5/25/12 (Acquired 5/25/07, Cost $1,485,618) †#	$1,383,750

	Paper Products–1.5%
1,825,000	Corp Durango SAB de CV, 10.500% 10/5/17 (Acquired 10/10/07–10/15/07, Cost $1,810,001) †	1,368,750

	Real Estate Management–1.7%
3,550,000	Realogy Corp., 12.375% 4/15/15	1,579,750

	Retail–2.2%
1,361,000	Lazydays RV Center Inc., 11.750% 5/15/12	1,081,995
2,390,000	Uno Restaurant Corp., 10.000% 2/15/11 (Acquired 8/12/05–6/29/06, Cost $2,298,498) †	956,000

		2,037,995

	Special Purpose Entities–2.8%
695,000	Interactive Health LLC, 7.250% 4/1/11 (Acquired 1/13/06–12/11/2006, Cost $585,154) †	417,000
2,700,000	PNA Intermediate Holding Corp., 10.065% 2/15/13	2,099,250

		2,516,250

	Telecommunications–3.5%
3,975,000	Primus Telecommunications GP, 8.000% 1/15/14	1,709,250
2,075,000	Securus Technologies Inc., 11.000% 9/1/11	1,494,000

		3,203,250

	Tobacco–1.9%
2,625,000	North Atlantic Trading Co., 9.250% 3/1/12	1,706,250

	Total Corporate Bonds–Below Investment Grade or Unrated* (cost $60,982,986)	40,210,659

Mortgage-Backed Securities–Investment Grade*–14.9% of Net Assets
	Collateralized Mortgage Obligations–14.9%
573,521	Countrywide Alternative Loan Trust 2005-49CB A5, 5.500% 11/25/35	512,313
1,976,096	Countrywide Alternative Loan Trust 2005-56 M4, 3.519% 11/25/35 #	917,106
109,074,694	Countrywide Alternative Loan Trust 2006-HY12 A4X, 2.658% 8/25/36 interest-only strips	4,325,793
624,740	Deutsche Alt-A Securities Inc. Mortgage Loan 2006-AF1 A5, 2.879% 4/25/36	308,255

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Investment Grade* (continued)
	Collateralized Mortgage Obligations (continued)
3,000,000	Deutsche Mortgage Securities, Inc. 2006-RS1 N2, 4.393% 9/27/35 (Acquired 2/5/07, Cost $3,014,397) †#	$1,950,000
4,723,113	Harborview Mortgage Loan Trust 2004-1 X, 3.024% 4/19/34 interest-only strips	145,609
13,545,614	Mellon Residential Funding Corp. 2004-TBC1 X, 0.314% 2/26/34 interest-only strips (Acquired 7/22/04, Cost $879,999) †#	179,344
3,000,939	Residential Accredit Loans Inc. 2006-Q08 M4, 3.129% 10/25/46 #	664,198
110,787,859	Residential Accredit Loans Inc. 2007-QH8 P, 0.500% 10/25/37 interest-only strips #	454,230
116,580	Structured Asset Investment Loan Trust 2004-5A B, 6/27/34 (Acquired 7/8/04–7/9/04, Cost $114,057) †#~	2,506
3,000,000	Structured Asset Mortgage Investments Inc. 2006-AR3 1B1, 2.999% 4/25/36	1,250,397
746,710	Structured Asset Securities Corp. 1999-SP1, 9.000% 5/25/29	513,368
227,143,667	Washington Mutual, Inc. 2006-AR4 PPP, 0.050% 5/25/46 interest-only strips #	74,957
146,441,853	Washington Mutual, Inc. 2007-0A3 CX2P, 0.567% 2/25/47 interest-only strips #	2,265,455

	Total Mortgage-Backed Securities–Investment Grade* (cost $19,543,980)	13,563,531

Mortgage-Backed Securities–Below Investment Grade or Unrated*–20.5%of Net Assets
	Collateralized Mortgage Obligations–20.4%
2,000,000	Countrywide Alternative Loan Trust 2006-OA11 N3, 12.500% 9/25/46 (Acquired 10/10/06, Cost $2,028,891) †#	1,815,000
2,511,230	Countrywide Alternative Loan Trust 2006-6CB B4, 5.575% 5/25/36 #	491,498
921,004	Countrywide Asset Backed Certificates 2006-SPS2 A, 2.759% 5/25/26	385,377
3,000,000	Greenwich Structured Adjustable Rate Mortgage Products 2005-3A N2, 2.000% 6/27/35 (Acquired 7/25/05, Cost $1,961,040) †#	1,425,000
5,878,487	Greenwich Structured Adjustable Rate Mortgage Products 2005-4A N-2, 7/27/45 (Acquired 9/26/05, Cost $3,207,303) †#~	2,645,319
8,300,000	GSAMP Trust 2006-S3 A2, 5.769% 5/25/36	2,546,855
2,000,000	Harborview Corp. 2006-8A N5, 7/21/36 (Acquired 10/11/06, Cost $885,501) †#~	576,220

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Mortgage-Backed Securities–Below Investment Grade or Unrated* (continued)
	Collateralized Mortgage Obligations (continued)
1,000,000	Harborview Corp. 2006-14 N4, 8.350% 3/19/38 (Acquired 3/6/07, Cost $847,352) †#	$794,390
5,000,000	Harborview Corp. 2006-14 PS, 12/19/36 (Acquired 3/6/07, Cost $1,076,734) †#~	66,050
2,959,259	Harborview Mortgage Loan Trust 2006-4 B11, 4.309% 5/19/47 (Acquired 5/23/06, Cost $1,871,617) †#	231,118
4,979,598	Harborview Mortgage Loan Trust 2006-5 B1, 4.309% 7/19/47 #	407,431
5,000,000	Long Beach Asset Holdings Corp. 2005-WL1 N4, 7.500% 6/25/45 (Acquired 11/7/05–12/7/06, Cost $4,610,552) †#	23,250
2,607,053	Long Beach Mortgage Loan Trust 2005-WL2 B3, 5.635% 8/25/35 (Acquired 10/20/06–3/6/07, Cost $2,042,202) †#	65,958
7,687,109	Long Beach Mortgage Loan Trust 2006-A A1, 2.689% 5/25/36	2,501,893
8,000,000	Long Beach Mortgage Loan Trust 2006-A A2, 5.548% 5/25/36	1,868,040
1,021,575	Park Place Securities Inc. 2005-WCW1 B, 5.000% 9/25/35 (Acquired 8/4/05, Cost $950,807) †#	13,178
5,000,000	Park Place Securities Inc. 2005-WCW2 M10, 5.099% 7/25/35 #	289,000
3,000,000	Park Place Securities Inc. 2005-WHQ3 M11, 5.099% 6/25/35 #	1,486,020
1,000,000	Park Place Securities Inc. 2005-WHQ4, 5.099% 9/25/35 (Acquired 8/30/05, Cost $712,244) †#	76,700
1,000,000	Sharp SP I LLC Trust 2006-A HM3 N3, 12.500% 10/25/46 (Acquired 10/13/06, Cost $1,000,000) †#	867,820
1,423,000	Structured Asset Investment Loan Trust 2003-BC1 B2, 9.000% 5/25/32	172,425
523,841	Structured Asset Securities Corp. 2004-S3 M9, 6.500% 11/25/34 (Acquired 6/5/06, Cost $491,972) †#	45,574

		18,794,116

	Residential Mortgage-Backed Securities–0.1%
9	Harborview 2006-8, 7/22/36 (Cost $0) †#~	1
67,000	Indymac Indx CI-1 Corp., 6/25/46 (Acquired 7/20/06, Cost $1,820,859) †#~	46,230

		46,231

	Total Mortgage-Backed Securities–Below Investment Grade or Unrated* (cost $43,245,052)	18,840,347

Municipal Securities–0.1% of Net Assets
13,185	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.000% 6/1/08	12,899

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Municipal Securities (continued)
24,836	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.274% 6/1/09	$21,324
35,126	Pima County Arizona Health Care Facilities, Revenue Bonds, 6.455% 6/1/10	27,195

	Total Municipal Securities (cost $68,805)	61,418

Common Stocks–6.1% of Net Assets
	Basic Materials–0.3%
27,000	Horsehead Holdings (Acquired 4/12/07, Cost $364,500) †~	312,660

	Communications–0.2%
14,100	Citizens Communications Company	147,909

	Consumer Products–0.2%
13,663	Home Products #~	410
189,000	Insight Health Services Holdings Corp ~	190,890

		191,300

	Energy–0.8%
1,100	Diamond Offshore Drilling, Inc.	128,040
11,800	Legacy Reserves LP	235,528
151,500	Pinnacle Gas Resources, Inc. ~	383,295

		746,863

	Financials–1.8%
26,200	FSI Realty Trust (Acquired 5/3/07, Cost $262,000) †~	32,750
92,000	FSI Realty Trust Regulation D (Acquired 5/24/07, Cost $867,587) †~	115,000
15,100	MFA Mortgage Investments, Inc.	95,130
42,647	Mid Country (Acquired 5/25/07, Cost $724,999) †#~	550,146
93,500	Star Asia Financial Ltd. (Acquired 3/2/07–8/1/07, Cost $953,200) †	864,875

		1,657,901

	Industrial–1.1%
7,900	Aircastle Limited	88,875
91,386	Intermet Corporation #~	10,966
10,800	OceanFreight Inc.	236,195
41,300	Orion Marine Group (Acquired 5/16/07–8/1/2007, Cost $570,600) †~	493,535
1,050	Port Townsend Paper Corp. ~	173,250

		1,002,821

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

RMK STRATEGIC INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 2008

Principal Amount/ Notional Amount/ Shares	Description	Value ‡

Common Stocks (continued)
	Technology–1.7%
298,800	Banctec Inc. (Acquired 6/27/07–8/1/07, Cost $2,390,400) †~	$1,494,000
5,193	Taiwan Semiconductor Manufacturing Company Ltd.	53,332

		1,547,332

	Total Common Stocks (cost $15,868,049)	5,606,786

Eurodollar Time Deposits–4.1% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated March 31, 2008, 1.00% maturing at $3,683,833 on April 1, 2008.	3,683,731

	Total Investments–130.6% of Net Assets (cost $315,883,317)	119,491,428

	Other Assets and Liabilities, net–(30.6%) of Net Assets	(28,010,652)

	Net Assets	$91,480,776

†	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

‡	See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

~	Non-income producing security. In the case of bonds, they missed their last coupon payment.

#	Security valued at fair value—See Note 2 of the accompanying Notes to the Financial Statements regarding investment valuations.

Substantially all of the Fund’s investment securities, other than equity securities, are pledged as collateral under the line of credit.

*	Ratings are unaudited.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF ASSETS AND LIABILITES

MARCH 31, 2008

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Assets:
Investments in securities, at value	$118,405,236	$88,676,660	$117,088,904	$119,491,428
Dividends and interest receivable	5,112,087	4,041,184	4,954,490	4,903,088
Receivable for investments sold	2,164,085	2,138,210	4,658,182	2,357,832
Prepaid expenses	242,327	20,050	242,327	20,608
Other assets	—	13,524	—	—

Total assets	125,923,735	94,889,628	126,943,903	126,772,956

Liabilities:
Loans payable (Note 7)	15,000,000	12,000,000	17,000,000	35,000,000
Interest due on loan payable	96,848	21,150	97,557	113,594
Payable for investments purchased	—	302,979	—	—
Accrued expenses:
Advisory fees (Note 4)	83,597	55,071	83,588	74,628
Accounting and administration fees (Note 4)	19,292	12,709	19,289	17,222
Other	110,128	88,675	110,954	86,736

Total liabilities	15,309,865	12,480,584	17,311,388	35,292,180

Net assets	$110,613,870	$82,409,044	$109,632,515	$91,480,776

Composition of Net Assets:
Common stock, $.0001 par value (1,000,000,000 shares authorized for each fund)	3,230	2,386	3,640	2,885
Paid-in capital	461,529,911	341,149,059	498,818,363	405,229,500
Undistributed net investment income	(403,258)	(353,487)	828,595	(382,866)
Accumulated net realized (losses) on investments	(124,395,186)	(89,354,383)	(145,436,363)	(116,976,854)
Net unrealized (depreciation) on investments	(226,120,827)	(169,034,531)	(244,581,720)	(196,391,889)

Net assets	110,613,870	82,409,044	109,632,515	91,480,776

Investments, at identified cost	$344,526,063	$257,711,191	$361,670,624	$315,883,317

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	32,296,072	23,856,527	36,397,815	28,851,278
Net asset value per share	$3.42	$3.45	$3.01	$3.17

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2008

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Investment Income:
Interest income	$50,748,756	$35,627,859	$53,305,428	$43,742,237
Dividend income	2,005,439 (a)	1,492,701 (b)	2,681,001 (c)	1,620,370 (d)

Total investment income	52,754,195	37,120,560	55,986,429	45,362,607

Expenses:
Advisory fees	2,367,493	1,703,488	2,595,194	2,050,892
Accounting and administration fees	885,254	638,156	947,781	757,415
Interest expense	5,332,436	4,097,363	5,982,859	5,159,708
Debt issue expense	577,142	255,368	623,700	193,822
Legal fees	209,162	171,151	194,981	182,543
Audit fees	53,250	52,500	53,250	52,500
Transfer agent fees	25,490	26,007	25,172	25,974
Custodian fees	35,831	34,251	34,655	36,003
Registration fees	33,002	26,811	37,557	28,640
Directors’ fees	49,554	52,555	49,554	49,554
Insurance premiums	15,272	11,140	16,183	13,200
Other	55,309	50,487	51,748	55,987

Total Expenses	9,639,195	7,119,277	10,612,634	8,606,238

Expenses voluntarily waived by the Adviser	449,505	324,625	462,085	376,117

Net expenses	9,189,690	6,794,652	10,150,549	8,230,121

Net investment income	43,564,505	30,325,908	45,835,880	37,132,486

Realized and Unrealized Gains/(Losses) on Investments:
Net realized (losses) on investments	(125,389,829)	(89,535,090)	(145,656,902)	(111,682,423)
Net realized gains on expiration of options	19,066	11,038	19,972	15,327
Net change in unrealized (depreciation) on investments	(188,194,389)	(135,395,493)	(218,139,646)	(160,715,334)

Change in net assets resulting from operations	$(270,000,647)	$(194,593,637)	$(317,940,696)	$(235,249,944)

(a)	Net of foreign taxes paid of $12,230.
(b)	Net of foreign taxes paid of $9,283.
(c)	Net of foreign taxes paid of $12,691.
(d)	Net of foreign taxes paid of $12,087.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	RMK Advantage Income Fund		RMK High Income Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Net Assets:
Operations:
Net investment income	$43,564,505	$50,929,520	$30,325,908	$39,814,196
Net realized gains/(losses) on investments	(125,370,763)	4,536,263	(89,524,052)	725,110
Net change in unrealized (depreciation) on investments	(188,194,389)	(24,493,116)	(135,395,493)	(17,889,752)

Change in net assets resulting from operations	(270,000,647)	30,972,667	(194,593,637)	22,649,554

Distributions to Stockholders:
Total distributions to stockholders	(45,949,636)	(53,824,303)	(33,665,138)	(39,669,226)

Capital Transactions:
Proceeds from sales of shares as a result of reinvested dividends and other distributions (928,527, 1,448,543, 854,103 and 850,816 shares)	9,565,512	22,621,138	7,408,915	13,579,515

Change in net assets from capital transactions	9,565,512	22,621,138	7,408,915	13,579,515

Change in Net Assets	(306,384,771)	(230,498)	(220,849,860)	(3,440,157)

Net Assets:
Beginning of period	416,998,641	417,229,139	303,258,904	306,699,061

End of period	$110,613,870	$416,998,641	$82,409,044	$303,258,904

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	RMK Multi-Sector High Income Fund		RMK Strategic Income Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Change in Net Assets:
Operations:
Net investment income	$45,835,880	$58,499,119	$37,132,486	$44,236,453
Net realized gains/(losses) on investments	(145,636,930)	15,079,185	(111,667,096)	3,538,612
Net change in unrealized (depreciation) on investments	(218,139,646)	(29,539,043)	(160,715,334)	(20,047,226)

Change in net assets resulting from operations	(317,940,696)	44,039,261	(235,249,944)	27,727,839

Distributions to Stockholders:
Total distributions to stockholders	(61,741,066)	(60,693,200)	(40,738,416)	(48,020,431)

Capital Transactions:
Proceeds from sales of shares as a result of reinvested dividends and other distributions (3,141,378, 2,061,455, 989,582 and 1,074,450 shares)	20,435,595	32,009,545	8,239,194	16,754,479

Change in net assets from capital transactions	20,435,595	32,009,545	8,239,194	16,754,479

Change in Net Assets	(359,246,167)	15,355,606	(267,749,166)	(3,538,113)

Net Assets:
Beginning of period	468,878,682	453,523,076	359,229,942	362,768,055

End of period	$109,632,515	$468,878,682	$91,480,776	$359,229,942

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2008

	RMK Advantage Income Fund	RMK High Income Fund
Cash flows from operating activities
Net decrease in net assets from operations	$(270,000,647)	$(194,593,637)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchase of investment securities	(263,426,467)	(184,205,412)
Proceeds from disposition of investment securities	364,436,664	266,924,376
Purchase of short-term investment securities, net	11,283,567	5,847,927
Proceeds from principal payments	10,513,341	4,241,930
Change in unrealized appreciation on investment securities	188,194,389	135,395,493
Amortization/accretion of premiums/discount on investment securities	(1,246,531)	(898,504)
Net realized loss on investment securities	125,370,763	89,524,052
Net realized gain on principal payments	(1,492,447)	(571,501)
Amortization of debt issue costs	577,142	255,368
Decrease in dividends and interest receivable	2,877,037	2,139,106
Decrease in receivables for securities sold	10,443,923	8,651,038
(Decrease) in interest payable	(590,286)	(208,850)
(Decrease) in payables for securities purchased	(4,494,669)	(2,817,495)
(Decrease) in advisory fees	(234,497)	(180,051)
(Decrease) in accounting and administration fees	(54,115)	(41,550)
Increase/(decrease) in accrued expenses	(1,763)	17,959

Net cash provided by operating activities	172,155,404	129,480,249

Cash flows from financing activities
Decrease in loan payable	(135,000,000)	(103,000,000)
Cash paid for debt issue costs	(771,280)	(224,026)
Cash distributions paid	(36,384,124)	(26,256,223)

Net cash (used in) financing activities	(172,155,404)	(129,480,249)

Net increase/(decrease) in cash	—	—

Cash
Beginning balance	—	—

Ending balance	$—	$—

Supplemental disclosure of cash flow information: Noncash financing activities not included herein consist of reinvestment of dividends and other distributions of $9,565,512 and $7,408,915 for RMK Advantage Income Fund and RMK High Income Fund, respectively. Total cash paid for interest was $5,922,722 and $4,306,213 for RMK Advantage Income Fund and RMK High Income Fund, respectively.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN FUNDS

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2008

	RMK Multi–Sector High Income Fund	RMK Strategic Income Fund
Cash flows from operating activities
Net decrease in net assets from operations	$(317,940,696)	$(235,249,944)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchase of investment securities	(257,917,295)	(220,026,366)
Proceeds from disposition of investment securities	390,571,076	300,869,752
Purchase of short-term investment securities, net	2,792,060	10,617,431
Proceeds from principal payments	6,897,774	5,352,657
Change in unrealized appreciation on investment securities	218,139,646	160,715,334
Amortization/accretion of premiums/discount on investment securities	(1,393,544)	(854,349)
Net realized loss on investment securities	145,636,930	111,667,096
Net realized gain on principal payments	(636,363)	(675,787)
Amortization of debt issue costs	623,700	193,822
Decrease in dividends and interest receivable	3,194,915	2,367,333
Decrease in receivables for securities sold	10,867,068	7,762,327
(Decrease) in interest payable	(681,195)	(1,435,712)
(Decrease) in payables for securities purchased	(4,682,672)	(3,384,810)
(Decrease) in advisory fees	(275,114)	(204,885)
(Decrease) in accounting and administration fees	(63,488)	(47,281)
Increase/(decrease) in accrued expenses	(9,493)	18,020

Net cash provided by operating activities	195,123,309	137,684,638

Cash flows from financing activities
Decrease in loan payable	(153,000,000)	(105,000,000)
Cash paid for debt issue costs	(817,838)	(185,416)
Cash distributions paid	(41,305,471)	(32,499,222)

Net cash (used in) financing activities	(195,123,309)	(137,684,638)

Net increase/(decrease) in cash	—	—

Cash
Beginning balance	—	—

Ending balance	$—	$—

Supplemental disclosure of cash flow information: Noncash financing activities not included herein consist of reinvestment of dividends and other distributions of $20,435,595 and $8,239,194 for RMK Multi-Sector High Income and RMK Strategic Income Fund, respectively. Total cash paid for interest was $6,664,054 and $6,595,420 for RMK Multi-Sector High Income Fund and RMK Strategic Income Fund, respectively.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period		Net Investment Income	Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Capital Gains	Return of Capital
RMK Advantage Income Fund
Year ended March 31, 2008	$13.29		1.30	(9.73)	(8.43)	(1.31)	—	(0.13)
Year ended March 31, 2007	$13.95		1.66	(0.56)	1.10	(1.70)	—	(0.06)
Year ended March 31, 2006	$14.37		1.90	(0.22)	1.68	(1.86)	(0.24)	—
Period ended March 31, 2005 (e)	$14.33	(b)	0.57	(0.03)	0.54	(0.48)	—	—

RMK High Income Fund
Year ended March 31, 2008	$13.18		1.25	(9.54)	(8.29)	(1.26)	—	(0.18)
Year ended March 31, 2007	$13.85		1.76	(0.67)	1.09	(1.73)	—	(0.03)
Year ended March 31, 2006	$15.03		1.98	(0.58)	1.40	(1.90)	(0.68)	—
Year ended March 31, 2005	$15.32		2.15	0.24	2.39	(2.07)	(0.61)	—
Period ended March 31, 2004 (f)	$14.33	(b)	1.11	1.09	2.20	(1.01)	(0.17)	—

RMK Multi-Sector High Income Fund
Year ended March 31, 2008	$14.10		1.34	(10.63)	(9.29)	(1.55)	(0.07)	(0.18)
Year ended March 31, 2007	$14.54		1.81	(0.36)	1.45	(1.66)	(0.23)	—
Period ended March 31, 2006 (g)	$14.33	(b)	0.21	0.14	0.35	(0.12)	—	—

RMK Strategic Income Fund
Year ended March 31, 2008	$12.89		1.27	(9.55)	(8.28)	(1.28)	—	(0.16)
Year ended March 31, 2007	$13.54		1.63	(0.52)	1.11	(1.71)	—	(0.05)
Year ended March 31, 2006	$14.23		1.78	(0.20)	1.58	(1.89)	(0.38)	—
Year ended March 31, 2005	$14.31		1.76	(0.16)	1.60	(1.68)	—	—
Period ended March 31, 2004 (h)	$14.33	(b)	0.02	(0.02)	—	—	—	—

(a)	Total investment return is calculated assuming a purchase of a common share of stock at the opening market price of the first day and a sale at the closing market price on the last day of each period reported. Dividends and other distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plans. Total investment returns do not reflect brokerage commissions. Past performance is no guarantee of future results.

(b)	Net of sales load of $0.675 on initial shares issued.

(c)	Not annualized for periods less than one year.

(d)	Ratio annualized for the periods less than one year.

(e)	From the commencement of investment operations on November 8, 2004.

(f)	From the commencement of investment operations on June 24, 2003.

(g)	From the commencement of investment operations on January 19, 2006.

(h)	From the commencement of investment operations on March 18, 2004.

(i)	This voluntary expense decrease is reflected in both the expense and net investment income ratios.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN FUNDS

						Ratios to Average Net Assets			Supplemental Data
Total Distributions	Offering Costs Charged to Paid-in Capital	Net Asset Value, End of Period	Total Return, Net Asset Value (c)	Common Share Price, End of Period	Total Return, Market Value (a) (c)	Net Expenses (d)	Expense Waiver/ Reimbur- sement (i)	Net Investment Income (d)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate

(1.44)	—	$3.42	(68.89)%	$3.34	(73.61)%	3.49%	(0.17)%	16.56%	$110,614	76%
(1.76)	—	$13.29	6.21%	$15.30	1.53%	3.23%	—	12.14%	$416,999	94%
(2.10)	—	$13.95	11.05%	$16.80	23.28%	2.62%	—	13.45%	$417,229	104%
(0.48)	(0.02)	$14.37	3.53%	$15.59	7.30%	0.94%	—	10.52%	$403,663	57%

(1.44)	—	$3.45	(68.72)%	$3.51	(72.40)%	3.56%	(0.17)%	15.89%	$82,409	74%
(1.76)	—	$13.18	6.05%	$15.20	(3.26)%	3.47%	—	12.89%	$303,259	100%
(2.58)	—	$13.85	7.80%	$17.51	24.15%	2.92%	—	13.66%	$306,699	97%
(2.68)	—	$15.03	15.46%	$16.50	16.49%	2.12%	—	14.08%	$313,731	73%
(1.18)	(0.03)	$15.32	15.50%	$16.67	20.06%	1.11%	—	10.15%	$299,772	76%

(1.80)	—	$3.01	(72.48)%	$3.33	(72.67)%	3.55%	(0.16)%	16.03%	$109,633	68%
(1.89)	—	$14.10	9.45%	$15.71	10.96%	2.83%	—	12.46%	$468,879	85%
(0.12)	(0.02)	$14.54	2.27%	$15.98	7.38%	0.71%	—	6.72%	$453,523	131%

(1.44)	—	$3.17	(70.24)%	$3.18	(74.01)%	3.69%	(0.17)%	16.64%	$91,481	73%
(1.76)	—	$12.89	6.18%	$14.81	(1.09)%	3.50%	—	12.17%	$359,230	106%
(2.27)	—	$13.54	9.95%	$16.70	22.60%	2.94%	—	12.80%	$362,768	101%
(1.68)	—	$14.23	10.87%	$15.74	9.68%	1.70%	—	12.47%	$359,781	69%
—	(0.02)	$14.31	(0.14)%	$16.00	6.67%	0.87%	—	3.87%	$300,547	0%

REGIONS MORGAN KEEGAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1	Organization

RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan.

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

2	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sale price on the exchange where the

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security is primarily traded as of the close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be the last trade to occur before the market closes. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last quoted bid price.

Equity and debt securities issued in private placements are valued on the bid side by a primary market dealer. Long-term debt securities (including U.S. government securities, listed corporate bonds, other debt and asset-backed securities, and unlisted securities and private placement securities) are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are readily available are valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Morgan Asset Management, Inc. (the “Adviser”)’s Valuation Committee, does not represent market value.

Investments in open-end registered investment companies, if any, are valued at net asset value (“NAV”) as reported by those investment companies. Foreign securities denominated in foreign currencies, if any, are translated from the local currency into U.S. dollars using current exchange rates.

Investments for which market quotations are not readily available, or if available quotations are not believed to be reflective of market value, are valued at fair value as determined by the Adviser’s Valuation Committee using procedures established by and under the supervision of each Fund’s Board of Directors. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

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A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

Among the more specific factors that are considered by the Valuation Committee in determining the fair value of a security are: (1) type of security; (2) financial statements of the issuer; (3) cost at date of purchase (generally used for initial valuation); (4) size of the Fund’s holding; (5) for restricted securities, the discount from market value of unrestricted securities of the same class at the time of purchase; (6) the existence of a shelf registration for restricted securities; (7) information as to any transactions or offers with respect to the security; (8) special reports prepared by analysts; (9) the existence of merger proposals, tender offers or similar events affecting the security; (10) the price and extent of public trading in similar securities of the issuer or comparable companies; (11) the fundamental analytical data relating to the investment; (12) the nature and duration of restrictions on disposition of the securities; and (13) evaluation of the forces which influence the market in which these securities are purchased and sold.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

Market instability may also affect the liquidity of the Funds’ portfolios. Under such market conditions, many of the Funds’ portfolio securities may be deemed to be illiquid. “Illiquid securities” are generally those that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may result in illiquid securities being disposed of at a price different from the recorded value since the market price of illiquid securities generally is more volatile than that of more liquid securities. This illiquidity of portfolio securities may result in the Funds incurring greater losses on the sale of some portfolio securities than under more stable market conditions. Such losses can adversely impact the Funds’ NAVs per share.

In light of the market instability and the complexity of fair value judgments, the Funds, effective August 2007, hired an external valuation consultant to assist the Funds in determining the fair value of certain of the Funds’ portfolio securities under the Adviser’s supervision and in accordance with the Funds’ valuation procedures. Fair valuation procedures are currently being used to value a substantial portion of the assets of the Funds. The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in this valuation process.

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The degree of judgment involved in determining the fair value of an investment security is dependent upon the availability of quoted market prices or observable market parameters. When observable market prices and parameters do not exist, judgment is necessary to estimate fair value. The valuation process takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, prepayment assumptions, type and quality of collateral, security seasoning, and market dislocation. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

As of March 31, 2008, certain debt securities held by RMK Advantage Income Fund, Inc., RMK High Income Fund Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. were fair valued and the value of those securities represented approximately 58.7%, 51.3%, 63.3% and 60.5% of net assets, respectively. The following tables reconcile the beginning and ending balances of investments which were fair valued during the fiscal year ended March 31, 2008, including demonstrating the amounts of purchases/(sales), realized gains/(losses), changes in unrealized appreciation/(depreciation), and the effects of accretion/(amortization). Change source to/(from) fair value represents securities that were fair valued during some but not all of the period. For the period in which the securities were not fair valued, they were priced under the Funds’ pricing procedures based on market quotations.

	RMK Advantage Income Fund, Inc.
	Asset- Backed Securities	Corporate Bonds	Mortgage- Backed Securities	Other Securities	Total
Fair valued investments at value as of March 31, 2007	$235,882,561	$38,898,847	$82,918,594	$14,755,487	$372,455,489
Net purchases/(sales) at cost	(26,359,707)	(25,105,825)	(19,560,821)	(1,508,636)	(72,534,989)
Realized gain/(loss)	(50,128,767)	(4,013,355)	(19,273,450)	(5,399,425)	(78,814,997)
Change in unrealized appreciation/(depreciation)	(127,206,125)	356,692	(25,556,591)	(4,111,409)	(156,517,433)
Accretion/(amortization)	(204,146)	54,194	(927)	46,311	(104,568)
Change source to/(from) fair value	7,355,606	(6,908,837)	—	—	446,769

Fair valued Investments at value as of March 31, 2008	$39,339,422	$3,281,716	$18,526,805	$3,782,328	$64,930,271

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	RMK High Income Fund, Inc.
	Asset- Backed Securities	Corporate Bonds	Mortgage- Backed Securities	Other Securities	Total
Fair valued investments at value as of March 31, 2007	$160,096,952	$29,788,158	$61,600,911	$11,193,921	$262,679,942
Net purchases/(sales) at cost	(18,370,586)	(22,410,205)	(14,330,048)	(908,177)	(56,019,016)

Realized gain/(loss)	(35,171,801)	(2,955,333)	(18,638,156)	(4,698,786)	(61,464,076)
Change in unrealized appreciation/(depreciation)	(90,196,056)	(738,177)	(14,509,423)	(2,847,386)	(108,291,042)
Accretion/(amortization)	734,461	30,858	1,765	33,776	800,860
Change source to/(from) fair value	6,770,110	(2,018,340)	(210,058)	—	4,541,712

Fair valued Investments at value as of March 31, 2008	$23,863,080	$1,696,961	$13,914,991	$2,773,348	$42,248,380

	RMK Multi-Sector High Income Fund, Inc.
	Asset- Backed Securities	Corporate Bonds	Mortgage- Backed Securities	Other Securities	Total
Fair valued investments at value as of March 31, 2007	$273,102,547	$47,395,900	$104,112,194	$13,076,830	$437,687,471
Net purchases/(sales) at cost	(33,458,650)	(29,866,252)	(17,963,000)	79,880	(81,208,022)

Realized gain/(loss)	(63,584,138)	(3,484,294)	(33,153,713)	(5,084,898)	(105,307,043)
Change in unrealized appreciation/(depreciation)	(144,613,123)	(2,903,026)	(28,921,023)	(3,834,648)	(180,271,820)
Accretion/(amortization)	(368,895)	134,583	(165,969)	—	(400,281)
Change source to/(from) fair value	6,405,019	(7,511,420)	—	—	(1,106,401)

Fair valued Investments at value as of March 31, 2008	$37,482,760	$3,765,491	$23,908,489	$4,237,164	$69,393,904

	RMK Strategic Income Fund, Inc.
	Asset- Backed Securities	Corporate Bonds	Mortgage- Backed Securities	Other Securities	Total
Fair valued investments at value as of March 31, 2007	$191,523,931	$32,124,871	$80,842,600	$11,454,121	$315,945,523
Net purchases/(sales) at cost	(22,538,469)	(19,482,146)	(18,322,469)	(444,630)	(60,787,714)

Realized gain/(loss)	(37,323,701)	(1,619,508)	(26,662,097)	(4,562,424)	(70,167,730)
Change in unrealized appreciation/(depreciation)	(109,270,774)	(2,015,109)	(17,639,588)	(3,246,602)	(132,172,073)
Accretion/(amortization)	539,963	36,091	(165,377)	40,523	451,200
Change source to/(from) fair value	8,176,377	(5,953,263)	(179,515)	—	2,043,599

Fair valued Investments at value as of March 31, 2008	$31,107,327	$3,090,936	$17,873,554	$3,240,988	$55,312,805

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In September 2006, the Financial Accounting Standards Board (“FASB”) issued its new Standard No. 157, Fair Value Measurements (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in GAAP and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Adviser is evaluating the application of FAS 157 to each Fund, and is not in a position at this time to estimate the significance of its impact on each Funds’ financial statements. The Funds have chosen not to early adopt this standard.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis, adjusted based on management’s assessment of the collectability of such interest. At March 31, 2008, there is no income being accrued related to $11,498,462, $9,069,662, $16,880,794 and $9,484,568 of the value of securities owned by RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

Federal Income Taxes—Each Fund is treated as a separate corporation for federal tax purposes. No provision for federal income or excise taxes is required because each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all its net investment income and net realized capital gains to its stockholders.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Other Distributions to Stockholders—Each Fund declares quarterly and pays monthly dividends to its stockholders from its net investment income and declares and pays distributions from other sources from time to time. Each Fund also pays distributions at least annually from its net realized capital gains, if any. All common shares have equal dividend and other distribution rights. Dividends and other distributions to stockholders are recorded on the ex-distribution date. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements

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of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, net operating losses, paydowns and distributions), they are reclassified within the composition of net assets based on their federal tax treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized capital gains exceed such income and capital gains for tax purposes, they are reported as return of capital.

Restricted Securities—The Funds own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At March 31, 2008, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. had restricted securities with an aggregate value of $70,072,344, $45,487,506, $77,529,180 and $59,311,107, respectively, representing 63.3%, 55.2%, 70.7% and 64.8% of the net assets of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc., respectively.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is required at all times to at least equal the principal amount of the repurchase transaction and accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement if the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk

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of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Options Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option in excess of the amounts recorded in the Statements of Assets and Liabilities.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash—Cash represents deposits in bank accounts.

Accounting Pronouncements—Effective September 28, 2007, the Funds became subject to FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation, recognition, measurement, and disclosure in financial statements of tax positions taken on previously filed tax returns or expected to be taken on future returns. Each tax position must meet a recognition threshold that it is “more-likely-than-not” (i.e., has a likelihood of more than 50%), based on the technical merits, that the position will be sustained upon examination by the applicable taxing authority. In evaluating whether a tax position

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has met the threshold, a Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position not deemed to meet the “more-likely-than-not” threshold is recorded as a tax expense in the current year.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major taxing jurisdictions, including the Internal Revenue Service. As of March 31, 2008, open taxable years consisted of the taxable years ended March 31, 2005, through 2008. No examination of any Fund is currently in progress.

Each Fund has reviewed all its open taxable years for all major taxing jurisdictions and concluded that application of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on any Fund’s tax return for the taxable year ended March 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3	Below Investment Grade Debt Securities Risk

The Funds have significant investments in below investment grade debt securities, including mortgage-backed and asset-backed securities. Below investment grade debt securities, commonly known as “junk bonds,” involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers have experienced financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in

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order to protect and recover its investment in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, a Fund’s ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

Mortgage-backed and asset-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties or other assets. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

4	Agreements and Other Transactions with Affiliates

Investment Adviser—The Funds have entered into Investment Advisory Agreements with the Adviser, a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged an annual advisory fee of 0.65% based on a percentage of each Fund’s average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage.

The Adviser contractually agreed to waive its fee and, if necessary, reimburse each Fund through October 31, 2008 to the extent each Fund’s annual operating expenses (excluding brokerage, interest expense and taxes) exceed 1.30% of net assets of each Fund. In addition, the Adviser has voluntarily agreed to pay certain extraordinary expenses of the Funds, including legal expenses of pending litigation and the external valuation consultant fees.

Accounting and Administrative Services—The Funds have entered into Accounting and Administrative Services Agreements with Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions. Under the terms of the agreements, Morgan Keegan provides portfolio accounting services and certain

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administrative personnel and services to the Funds for an annual fee of 0.15% based on a percentage of each Fund’s average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

Directors and Officers—Certain of the officers and directors of the Funds are also officers or directors of the Adviser, Morgan Keegan or Regions. Such officers and directors of the Funds who are “interested persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Each director who is not an interested person as described above (an “Independent Director”) receives from each Fund an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended. Each chairperson of the Independent Directors Committee and Audit Committee receives from each Fund annual compensation of $500. An additional $1,500 is paid to the Independent Directors for attending special Board meetings in person, and an additional $500 is paid for attending special Board meetings by telephone. For committee meetings that are not held in conjunction with a full Board meeting, an additional $1,000 is paid to the Independent Directors for attending in-person committee meetings, and $500 is paid for attending telephonic committee meetings. No officer or director is entitled to receive pension or retirement benefits from the Funds.

5	Option Transactions

Transactions in options written during the fiscal year ended March 31, 2008 were as follows:

	RMK Advantage Income Fund		RMK High Income Fund		RMK Multi-Sector High Income Fund		RMK Strategic Income Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at March 31, 2007	64	$13,753	52	$11,165	107	$22,662	85	$18,324
Options written	418	58,345	309	40,229	442	57,631	346	44,344
Options terminated in closing purchase transactions	—	—	—	—	—	—	—	—
Options expired	(160)	(19,066)	(110)	(11,038)	(198)	(19,972)	(137)	(15,327)
Options exercised	(322)	(53,032)	(251)	(40,356)	(351)	(60,321)	(294)	(47,341)

Options outstanding at March 31, 2008	—	$—	—	$—	—	$—	—	$—

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6	Investment Transactions

During the fiscal year ended March 31, 2008, cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi–Sector High Income Fund	RMK Strategic Income Fund
Cost of investments	$263,426,467	$184,205,412	$257,917,295	$220,026,366
Proceeds from sales	374,950,005	271,166,306	397,468,850	306,222,409

7	Credit Facilities

The Funds are permitted to borrow up to one-third of the value of their total assets, including such borrowings, for investment purposes. Such borrowing is referred to as leveraging and the Funds utilize collateralized bank lines of credit for this purpose. As of March 31, 2008, the Funds’ borrowing arrangements were as follows:

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RMK Advantage Income Fund has a collateralized $30,000,000 bank line of credit, which matures in May 2008. During the year, the terms of the line of credit were amended to reduce the total amount of the line of credit from $160,000,000 and to extend the maturity date from March 2008. The Fund maintains a separate collateral account for assets it pledges as collateral under the line of credit. Generally, the Fund holds all of its investment securities, other than equity securities, in that account and therefore pledges those securities as collateral under the borrowing arrangement; the collateral may be sold. As of March 31, 2008, the outstanding balance on the line of credit was $15,000,000. Borrowings under this agreement bear interest at a variable rate determined by the bank’s conduit program, which has historically been slightly below LIBOR. Fees of 1.00% per annum are paid on the outstanding amount of borrowings. The average balance during the fiscal year ended March 31, 2008 was $99,806,011 or $3.12 per share, based on average shares outstanding of 31,990,420. The average interest rate during the fiscal year ended March 31, 2008 was 5.115%. The maximum amount of borrowings outstanding at any month-end during the period was $150,000,000.

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RMK High Income Fund has a collateralized $12,000,000 bank line of credit, which matures in May 2008. During the year, the terms of the line of credit were amended to reduce the total amount of the line of credit from $125,000,000 and to extend the maturity date from December 2007. All of

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the Fund’s investment securities are pledged as collateral under the borrowing arrangement and the collateral may be sold. As of March 31, 2008, the outstanding balance on the line of credit was $12,000,000. Borrowings under this agreement bear interest at a fixed rate on the date of borrowing at LIBOR plus 0.650% per annum. Fees of 0.075% per annum are paid on the total line of credit, regardless of usage. The average balance during the fiscal year ended March 31, 2008 was $70,605,191 or $3.01 per share, based on average shares outstanding of 23,444,823. The average interest rate during the fiscal year ended March 31, 2008 was 5.485%. The maximum amount of borrowings outstanding at any month-end during the period was $115,000,000.

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RMK Multi-Sector High Income Fund has a collateralized $30,000,000 bank line of credit, which matures in May 2008. During the year, the terms of the line of credit were amended to reduce the total amount of the line of credit from $180,000,000 and to extend the maturity date from March 2008. The Fund maintains a separate collateral account for assets it pledges as collateral under the line of credit. Generally, the Fund holds all of its investment securities, other than equity securities, in that account and therefore pledges those securities as collateral under the borrowing arrangement; the collateral may be sold. As of March 31, 2008, the outstanding balance on the line of credit was $17,000,000. Borrowings under this agreement bear interest at a variable rate determined by the bank’s conduit program, which has historically been slightly below LIBOR. Fees of 1.00% per annum are paid on the outstanding amount of borrowings. The average balance during the fiscal year ended March 31, 2008 was $111,684,426 or $3.25 per share, based on average shares outstanding of 34,382,045. The average interest rate during the fiscal year ended March 31, 2008 was 5.114%. The maximum amount of borrowings outstanding at any month-end during the period was $170,000,000.

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RMK Strategic Income Fund has a collateralized $150,000,000 bank line of credit, which matures in July 2008. All of the Fund’s investment securities, other than equity securities, are pledged as collateral under the borrowing arrangement and the collateral may be sold. As of March 31, 2008, the outstanding balance on the line of credit was $35,000,000. Borrowings under this agreement bear interest at a fixed rate on the date of borrowing at LIBOR plus 0.375% per annum. Fees of 0.075% per annum are paid on the total line of credit, regardless of usage. The average balance during the fiscal year ended March 31, 2008 was $91,487,705 or $3.23 per share, based on average shares outstanding of 28,361,712. The average interest rate during the fiscal

REGIONS MORGAN KEEGAN FUNDS

year ended March 31, 2008 was 5.372%. The maximum amount of borrowings outstanding at any month-end during the period was $140,000,000.

8	Federal Tax Information

Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassification, return of capital and real estate investment trust adjustments.

Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAVs per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

For the year ended March 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Undistributed net investment income	$1,953,308	$2,987,944	$6,563,774	$3,186,636
Accumulated net realized gain/(loss) on investments	(692,342)	(860,644)	(6,563,774)	743,084
Paid in capital	(1,260,966)	(2,127,300)	—	(3,929,720)

The tax character of distributions as reported on the Statements of Changes in Net Assets for the year ended March 31, 2008 was as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Ordinary Income(1)	$44,688,670	$31,537,838	$59,396,292	$36,808,696
Long-term Capital Gains	—	—	2,344,774	—
Return of Capital	1,260,966	2,127,300	—	3,929,720

Total Distributions	$45,949,636	$33,665,138	$61,741,066	$40,738,416

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

REGIONS MORGAN KEEGAN FUNDS

The tax character of distributions as reported on the Statements of Changes in Net Assets for the year ended March 31, 2007 was as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Ordinary Income(1)	$53,824,303	$39,669,226	$60,693,132	$46,455,071
Long-term Capital Gains	—	—	68	—
Return of Capital	—	—	—	1,565,360
Total Distributions	$53,824,303	$39,669,226	$60,693,200	$48,020,431

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

For the year ended March 31, 2008, the tax basis components of net assets were as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi-Sector High Income Fund	RMK Strategic Income Fund
Gross Unrealized Appreciation	$314,997	$351,684	$296,668	$648,245
Gross Unrealized (Depreciation)	(226,845,948)	(169,763,959)	(245,410,014)	(197,430,784)

Net Unrealized Appreciation/(Depreciation)	(226,530,951)	(169,412,275)	(245,113,346)	(196,782,539)

Undistributed Ordinary Income	—	—	1,360,024	—
Capital Loss Carryforwards and Post October Losses	(124,388,320)	(89,325,423)	(145,436,166)	(116,969,070)
Other	—	(4,703)	—	—

Distributable Earnings	(350,919,271)	(258,742,401)	(389,189,488)	(313,751,609)
Paid-in Capital	461,533,141	341,151,445	498,822,003	405,232,385

Net Assets	$110,613,870	$82,409,044	$109,632,515	$91,480,776

REGIONS MORGAN KEEGAN FUNDS

At March 31, 2008, the Funds’ cost of investments for federal tax purposes was as follows:

	RMK Advantage Income Fund	RMK High Income Fund	RMK Multi- Sector High Income Fund	RMK Strategic Income Fund
Cost of Investments	$344,936,187	$258,088,935	$362,202,250	$316,273,967

Capital Loss Carryforwards—As of March 31, 2008, the following Funds had capital loss carryforwards, which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016
RMK Advantage Income Fund	$—	$—	$63,416,568
RMK High Income Fund	—	—	47,702,452
RMK Multi-Sector High Income Fund	—	—	67,821,037
RMK Strategic Income Fund	5,339,876	193,592	59,889,208

Post-October Losses Deferred—Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. At March 31, 2008, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. had post-October losses of $60,971,752, $41,622,971, $77,615,129 and $51,546,394, respectively.

9	Pending Litigation

Beginning in late 2007, lawsuits were filed in the United States District Court for the Western District of Tennessee relating to certain fixed income funds managed by the Adviser, including the Funds. The complaints were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008. The complaints name various entities and individuals as defendants including, among others, the Funds, the Adviser, Morgan Keegan, Regions, current directors, certain former directors, certain officers of the Funds and the Funds’ portfolio managers. The complaints allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek unspecified damages, in some cases damages and reasonable costs and attorneys’ fees. No class has been certified and each of the

REGIONS MORGAN KEEGAN FUNDS

cases is at a preliminary stage. One lawsuit was dismissed voluntarily by the plaintiff on April 30, 2008. No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

In addition, on March 12, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of RMK Multi-Sector High Income Fund, Inc. The complaint in this action alleges that defendants breached duties of care and mismanaged the Fund, among other things. The complaint seeks unspecified damages and reasonable costs and attorneys’ fees. The proceeding is at a preliminary stage.

Similar claims have been made in lawsuits concerning certain open-end funds also managed by the Adviser filed in the United States District Court for the Western District of Tennessee. Defendants are seeking to have the cases involving the Funds and the open-end funds consolidated in a single proceeding.

The Adviser and Morgan Keegan are named as defendants in one or more actions filed in the United States District Courts for the Western District of Tennessee and the Northern District of Alabama under the Employee Retirement Income Security Act of 1974 (“ERISA”). Plaintiffs in the ERISA cases seek to represent classes of participants and beneficiaries of savings and retirement plans (“Plans”) sponsored by Regions. The complaints in these actions allege that the defendants breached fiduciary duties owed to class members and seek recovery of losses incurred by the Plans by reason of the alleged breaches of duty, restitution and other equitable relief, as well as costs and attorneys’ fees. No class has been certified and these proceedings are at a preliminary stage.

10	Subsequent Events

Credit Facilities—RMK High Income Fund, Inc., RMK Advantage Income Fund, Inc. and RMK Multi-Sector High Income Fund, Inc. repaid the outstanding balance of each Fund’s bank line of credit on April 22, 2008, May 1, 2008 and May 5, 2008, respectively, and each Fund irrevocably terminated its credit facility. As of May 28, 2008, RMK Strategic Income Fund, Inc.’s outstanding balance on its line of credit was $1,500,000. This credit facility is expected to be repaid in full and the line of credit will be irrevocably terminated by June 30, 2008.

Change of Investment Adviser—The Adviser has entered into an adoption agreement with Hyperion Brookfield Asset Management, Inc. (“HBAM”) under which HBAM, an investment adviser that is registered with the Securities and Exchange Commission, is being proposed by the Adviser to become the new investment adviser of the Funds and of Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions

REGIONS MORGAN KEEGAN FUNDS

Morgan Keegan Select High Income Fund, three open-end funds also managed by the Adviser (the “Transaction”). HBAM has been serving as a valuation consultant to the Funds since August 2007.

The adoption agreement contemplates that, following the approval of new investment advisory agreements by shareholders of the Funds and the election of new boards of directors of the Funds (the “New Boards”), HBAM would become the investment adviser for the Funds, and that the Adviser would no longer serve as the Funds’ investment adviser after the Transaction. The adoption agreement also contemplates the Adviser would support the election of the New Boards, which would consist of individuals proposed by HBAM. The current members of the Funds’ Boards of Directors would no longer serve as directors following the consummation of the Transaction. The adoption agreement contemplates that HBAM also would become the new investment adviser to the open-end funds and that the same slate of nominees would be elected and qualified to serve as a new board of directors of the open-end funds.

On April 21, 2008, the current Boards of Directors of the Funds unanimously approved new investment advisory agreements with HBAM and the nomination of five new directors of the Funds. The appointment of HBAM as investment adviser of any of the Funds and the election of that Fund’s new board of directors must be approved by the shareholders of that Fund. If the new investment advisory agreements are approved and the Transaction is consummated, the existing investment advisory agreements between the Funds and the Adviser will be terminated.

Joint Special and Annual Shareholder Meetings of the Funds are scheduled for July 11, 2008, to vote on the proposed new investment advisory agreements and the election of directors, respectively. Although there is no assurance that the Transaction will be completed, it is anticipated that, subject to shareholder approval of the proposed new investment advisory agreements, the election of the New Boards, and the completion of certain other terms and conditions, the Transaction will close on or about July 14, 2008.

Additional information about the proposed new investment advisory agreements and nominees is being sent to shareholders of the Funds as part of proxy solicitation materials.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (the “Funds”) at March 31, 2008, the results of each of their operations and cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include securities valued at $64,930,271 (58.7 percent of net assets), $42,248,380 (51.3 percent of net assets), $69,393,904 (63.3 percent of net assets) and $55,312,805 (60.5 percent of net assets) of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc., and RMK Strategic Income Fund, Inc., respectively, whose fair values have been estimated under procedures established by the Funds’ Board of Directors, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Chicago, Illinois

May 29, 2008

BOARD OF DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the directors who are “interested persons” of the Funds as defined by the 1940 Act by virtue of their positions with the Adviser, Morgan Keegan and/or Regions, the publicly held parent of the Adviser, or its other subsidiaries.

DIRECTORS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

J. Kenneth Alderman* DOB 7/10/1952, Director, Since 2003/2004/2005(3) Chairman, Since 2008	Mr. Alderman has been President of Regions Morgan Keegan Trust and Vice-Chairman and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He is a Certified Public Accountant and he holds the Chartered Financial Analyst designation.

Albert C. Johnson DOB 10/24/1944, Director, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as a Director of Hibbett Sports, Inc. since 2008 and Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

James Stillman R. McFadden DOB 9/26/1957, Director, Since 2003/2004/2005(3)	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002. He also has served as a director for several private companies since 1997.

W. Randall Pittman DOB 11/11/1953, Director, Since 2003/2004/2005(3)

Mr. Pittman has been Vice President of Samford University since 2008. From 2002 to 2008, he was Chief Financial Officer of Emageon Inc. (healthcare information systems). From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller.

Mary S. Stone DOB 8/19/1950, Director, Since 2003/2004/2005(3)	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She has served as Director of the Culverhouse School of Accountancy since 2004. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee. She is a Certified Public Accountant.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

Archie W. Willis, III DOB 11/13/1957, Director, Since 2003/2004/2005(3)	Mr. Willis has been President of Community Capital (financial advisory and real estate development) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001 and a Member of the Advisory Board of Tri-State Bank of Memphis since 2006.
(1)	The address of each director is c/o the Funds, 50 North Front Street, 21st Floor, Memphis, Tennessee 38103.

(2)

Each Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, Class II and Class III Directors expire at the Annual Meeting of Stockholders in the year 2010, year 2008 and year 2009, respectively. Each director who is not an interested person of the Fund serves on the Fund’s Audit, Independent Directors and Qualified Legal Compliance Committees.

(3)

RMK High Income Fund, RMK Strategic Income Fund, RMK Advantage Income Fund and RMK Multi-Sector High Income Fund commenced investment operations on June 24, 2003, March 18, 2004, November 8, 2004 and January 19, 2006, respectively.

OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Brian B. Sullivan DOB 1/4/1955, President, Since 2006	Mr. Sullivan has served as President and Chief Investment Officer of Morgan Asset Management, Inc. since 2006. From 1999 to 2002 and from 2005 to 2007, Mr. Sullivan has served as President of AmSouth Asset Management, Inc., which merged into Morgan Asset Management, Inc. in late 2007.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

From 1996 to 1999 and from 2002 to 2005, Mr. Sullivan served as Vice President of AmSouth Asset Management, Inc. Since joining AmSouth Bank in 1982 through 1996, Mr. Sullivan served in various capacities including Equity Research Analyst and Chief Fixed Income Officer and was responsible for Employee Benefits Portfolio Management and Regional Trust Investments. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble DOB 11/22/1942, Vice President, Since 2003/2004/2005(3)	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

J. Thompson Weller DOB 4/2/1965, Treasurer, Since 2006, and Assistant Secretary, Since 2003/2004/2005(3)	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995. Mr. Weller also served as a Business Systems Analyst in the Investment Information Division of Metropolitan Life Insurance Co. from 1991 to 1992. Mr. Weller was also with Arthur Andersen & Co. in 1988 and Andersen Consulting from 1989 to 1991.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) Held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Charles D. Maxwell DOB 5/14/1954, Secretary and Assistant Treasurer, Since 2003/2004/2005(3)	Mr. Maxwell has been Executive Managing Director, Chief Financial Officer, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 2006. Mr. Maxwell previously served as Managing Director of Morgan Keegan & Company, Inc. from 1998 to 2006 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. from 1994 to 2006. Mr. Maxwell has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell also was with the accounting firm of Ernst & Young LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

Michele F. Wood DOB 4/29/1969, Chief Compliance Officer, Since 2006	Ms. Wood has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006 and is also a Senior Vice President of Morgan Keegan & Company, Inc. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison LLP from 1997 to 2001.
(1)

The address of Messrs. Weller and Maxwell and Ms. Wood is 50 North Front Street, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203.

(2)	Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

(3)

RMK High Income Fund, RMK Strategic Income Fund, RMK Advantage Income Fund and RMK Multi-Sector High Income Fund commenced investment operations on June 24, 2003, March 18, 2004, November 8, 2004 and January 19, 2006, respectively.

SUPPLEMENTAL INFORMATION

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The continuance of the current investment advisory agreements for RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. was considered and unanimously approved by each Fund’s Board of Directors on October 26, 2007. A discussion of the material factors and the conclusions that formed the basis for the Boards’ approval is included in the Funds’ Semi-Annual Report for the period ended September 30, 2007.

On April 21, 2008, the Boards of Directors of the Funds unanimously approved new investment advisory agreements with Hyperion Brookfield Asset Management, Inc. (“HBAM”). The appointment of HBAM as investment adviser of any of the Funds must be approved by the shareholders of that Fund. Joint Special Shareholder Meetings of the Funds are scheduled for July 11, 2008, to vote on the proposed new investment advisory agreements. Additional information about the proposed new investment advisory agreements, and the material factors and the conclusions that formed the basis for the Boards’ approval of the proposed new agreements, is being sent to shareholders of the Funds as part of proxy solicitation materials.

SUPPLEMENTAL INFORMATION

DIVIDEND REINVESTMENT PLAN

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

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If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

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If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than

SUPPLEMENTAL INFORMATION

thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

The Funds and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and stockholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information the Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

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We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

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We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

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We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to stockholders.

SUPPLEMENTAL INFORMATION

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We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

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We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any non-affiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

SUPPLEMENTAL INFORMATION

Employee Access to Information

All of the Funds’ employees and agents must adhere to the Funds’ policy on confidentiality. Access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

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The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and stockholders.

■	Information or data entered into a website will be retained.

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Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

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We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 800-564-2188.

SUPPLEMENTAL INFORMATION

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ANNUAL CERTIFICATIONS

Each Fund is listed on the NYSE. As a result, each Fund is subject to certain corporate governance listing standards promulgated by the NYSE pursuant to which each Fund must include the following information in its annual report. Each Fund has submitted to the NYSE the required annual certification of its Chief Executive Officer. During the fiscal year covered by its last annual report each Fund also has filed the certifications of its Chief Executive Officer and Chief Financial Officer required by Rule 30a-2 under the 1940 Act with the Securities and Exchange Commission.

PROXY VOTING POLICIES & PROCEDURES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolio securities according to a set of policies and procedures approved by the Funds’ Boards of Directors. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 800-564-2188, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

SUPPLEMENTAL INFORMATION

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may obtain each Fund’s Form N-Q filings, without charge, by calling 800-564-2188 or you may view these filings by visiting the SEC’s website at www.sec.gov. Each Fund’s last Form N-Q filing is available on the Fund’s website at www.rmkfunds.com. Each Fund’s Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information regarding the operation of the Public Reference Room.

FEDERAL TAX INFORMATION

(UNAUDITED)

For the fiscal year ended March 31, 2008, the amount of long-term capital gain designated by RMK Advantage Income Fund, RMK High Income Fund, RMK Multi-Sector High Income Fund and RMK Strategic Income Fund was $0, $0, $2,434,955 and $0, respectively.

For the fiscal year ended March 31, 2008, 4.49%, 4.73%, 4.38% and 4.40% of the income dividends paid by RMK Advantage Income Fund, RMK High Income Fund, RMK Multi-Sector High Income Fund and RMK Strategic Income Fund, respectively, (1) qualified as “qualified dividend income,” which generally is subject to a maximum tax rate of 15%, for individual stockholders (complete information is reported on Form 1099-DIV) and (2) qualified for the dividends-received deduction available to corporate stockholders.

SUPPLEMENTAL INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER Morgan Asset Management, Inc. 1901 6th Avenue North, 4th Floor Birmingham, Alabama 35203	ADMINISTRATOR Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, Tennessee 38103

CUSTODIAN State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, Missouri 64105	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, N.W. Washington, DC 20006

TRANSFER AGENT Computershare Shareholder Services, Inc. 250 Royall Street Canton, Massachusetts 02021	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP One North Wacker Chicago, Illinois 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Statements and other information contained in this report are as dated and are subject to change.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $3.3 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end bond funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)
■	RMK High Income Fund, Inc. (NYSE: RMH)
■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)
■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Item 2.	Code of Ethics.

The Fund has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the Fund’s principal executive officer and principal financial officer. The Fund has not made any substantial amendments to its code of ethics during the covered period. The Fund also has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors (the “Board”) has determined that Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman and Mary S. Stone are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its Audit Committee. Messrs. Johnson, McFadden and Pittman and Ms. Stone are independent for purposes of Item 3(a)(2) of this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)-(d) Audit and Non-Audit Fees

Fees incurred with PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for audit and non-audit services provided to the Fund for the fiscal years ended March 31, 2008 and March 31, 2007 were as follows:

	2008	2007
(a) Audit Fees	$95,250	$42,875
(b) Audit-Related Fees	7,500	—
(c) Tax Fees(1)	4,000	3,500
(d) All Other Fees	—	—

Total Fees	$106,750	$46,375

(1)	Consists of fees for professional services rendered for tax compliance, tax advice and tax planning.

(e)(1) Pre-Approval of Audit and Non-Audit Services

Audit and non-audit services provided to the Fund require pre-approval by the Fund’s Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. The Audit Committee also must pre-approve those non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser (the “Affiliated Service Providers”) that provides ongoing services to the Fund, if the service relates directly to the operations and financial reporting of the Fund. Any individual service that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed service exceeding that cost level requires specific pre-approval by the Audit Committee.

(e)(2) None of the services included under (b)-(d) above was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees

The aggregate non-audit fees incurred with PwC for professional services rendered to the Fund were $11,500 and $3,500 for the fiscal years ended 2008 and 2007, respectively.

The aggregate non-audit fees incurred with PwC for professional services rendered to the Fund’s Affiliated Service Providers that provide ongoing services to the Fund were $0 and $0 for the fiscal years ended 2008 and 2007, respectively.

(h) Not applicable as there were no non-audit services rendered to the Fund’s Affiliated Service Providers that provide ongoing services to the Fund for the fiscal years ended 2008 and 2007.

Item 5.	Audit Committee of Listed Registrants.

The Fund has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, consisting of Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman, Mary S. Stone and Archie W. Willis, III.

Item 6.	Investments.

(a)	This schedule is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to the Fund’s investment adviser, Morgan Asset Management, Inc. (the “Adviser”), the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, the Adviser is required to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services, including research of current issues.

The Adviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that the Adviser votes proxies prudently and in the best interest of its clients for whom the Adviser has voting authority, including the Fund. The Proxy Voting Policy also describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

The Adviser’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, the Adviser utilizes Risk Metrics Group ISS Governance Services (“ISS”) to vote proxies in accordance with the Adviser’s voting guidelines.

The Adviser’s guidelines adopt the voting recommendations of ISS except that the Adviser may depart from ISS’s voting recommendations in certain areas if authorized by the Proxy Committee. The Adviser retains final authority and fiduciary responsibility for proxy voting. The Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between the Adviser and a client as to how proxies are voted.

In the event that an investment professional at the Adviser believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the Adviser’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between the Adviser and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between the Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

As of May 30, 2008, day-to-day management of the Fund’s portfolio is the responsibility of a team led by James C. Kelsoe, Jr., CFA. The following individuals at the Adviser share primary responsibility for the management of the Fund.

James C. Kelsoe, Jr., CFA – Mr. Kelsoe serves as lead portfolio manager of the Fund. Mr. Kelsoe has been a portfolio manager with the Adviser since 1992. Mr. Kelsoe also serves as portfolio manager of Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, each a series of Morgan Keegan Select Fund, Inc. and RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc. and RMK Strategic Income Fund, Inc., closed-end investment companies traded on the New York Stock Exchange. Mr. Kelsoe is currently a senior portfolio manager for the Adviser, where he is responsible for $662 million in assets under management and serves as a member of the Adviser’s strategy group, which oversees over $29 billion in assets. Mr. Kelsoe has been with the Adviser since 1991. He received a B.S. in Finance from the University of Alabama in 1986 and holds the Chartered Financial Analyst designation.

Accounts Managed by James C. Kelsoe, Jr. as of March 31, 2008:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	—	13
Number of Accounts Managed with Performance-Based Advisory Fees	—	—	—
Assets Managed	$662,104,697	—	$180,390,877
Assets Managed with Performance-Based Advisory Fees	—	—	—

The dollar range of shares of the Fund beneficially owned by James C. Kelsoe, Jr. as of March 31, 2008 was $10,001-$50,000.

David H. Tannehill, CFA – Mr. Tannehill serves as an assistant portfolio manager of the Fund. Mr. Tannehill also serves as an assistant portfolio manager of Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc. and RMK Strategic Income Fund, Inc. Mr. Tannehill has been a portfolio manager for the Adviser since 2004 managing the corporate bond portion of each fund’s portfolio. From 2001 to 2004, Mr. Tannehill was a portfolio manager for Commerce Capital Management, Inc. where he was responsible for managing over $200 million in individual, individual trust and endowment accounts. Mr. Tannehill has eight years prior experience with Morgan Keegan & Company, Inc. in investment research of both equity and fixed-income securities. Mr. Tannehill earned a BBA in 1983 and an MBA in 1984 from the University of Mississippi. He holds the Chartered Financial Analyst designation.

Accounts Managed by David H. Tannehill as of March 31, 2008:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	—	—
Number of Accounts Managed with Performance-Based Advisory Fees	—	—	—
Assets Managed	$662,104,697	—	—
Assets Managed with Performance-Based Advisory Fees	—	—	—

The dollar range of shares of the Fund beneficially owned by David H. Tannehill as of March 31, 2008 was $10,001-$50,000.

Managing Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity because demand is larger than supply. In this instance, available opportunities are allocated. To deal with these situations, the Adviser and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.

However, with respect to certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following four elements:

Base salary

Each portfolio manager is paid a base salary. In setting the base salary, the Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual bonus

Each portfolio manager is eligible to receive an annual cash bonus. A portion of this bonus is determined by the portfolio manager’s investment management results measured against the relevant peer group or index and the remaining portion of this bonus is discretionary, which takes into consideration such factors as the portfolio manager’s support of the firm’s policies and procedures, the portfolio manager’s acquisition of new business and the portfolio manager’s service to existing clients.

Equity-based compensation

Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Regions Financial Corporation’s stock from pools determined from time to time by the Remuneration Committee of Regions Financial Corporation’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no reportable purchases for the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics pursuant to Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund):	RMK Multi-Sector High Income Fund, Inc.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Date:	May 30, 2008

By (Signature and Title):	/s/ J. Thompson Weller
J. Thompson Weller Treasurer and Principal Financial Officer

Date:	May 30, 2008